EXHIBIT 99


                        [BANK OF AMERICA SECURITIES LOGO]



--------------------------------------------------------------------------------
RMBS New Issue Term Sheet
$1,737,560,000 (approximate)

Asset-Backed Certificates, Series 2005-HE1
Offered Certificates: A-1MZ, A-3A, A-3B, A-3C, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9 & B-1

Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation and Accredited Home Lenders, Inc.
Originators

Option One Mortgage Corporation and Countrywide Home Loans Servicing LP
Servicers

Wells Fargo Bank, N.A.
Master Servicer

The Murrayhill Company
Credit Risk Manager

February 28th, 2005




--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------


>>    Summary of Certificates                               pp. 3

>>    Important Dates and Contacts                          pp. 4

>>    Summary of Terms                                            pp. 6

>>    Credit Enhancement                                          pp. 9

>>    Pass-Through Rates                                          pp. 11

>>    Trigger Events                                              pp. 14

>>    Yield Maintenance Agreement(s)                              pp. 15

>>    Interest and Principal Distributions                 pp. 18

>>    Definitions                                                 pp. 24

>>    Bond Summary                                                pp. 34

>>    Cap Schedules                                               pp. 38




Annex A
-------
Collateral Information is located in the accompanying
ABFC 2005-HE1 Annex A




--------------------------------------------------------------------------------
                             SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

                                                                                          Expected
             Expected                              Expected          Expected          Initial Credit
           Approximate    Interest   Principal    WAL (yrs)      Principal Window       Enhancement              Expected Ratings
  Class    Size ($)(1)      Type       Type        Call/Mat       (mos) Call/Mat         Percentage          Moody's   S&P     Fitch
A-1SS(2)   490,569,000    Floating     Sen                                            Not Offered Hereby
  A-1MZ     54,508,000    Floating   Sen Mezz     2.35/2.52       1 to 75/1 to 167         21.90%             Aaa      AAA      AAA
A-2SS(2)   436,211,000    Floating     Sen                                            Not Offered Hereby
A-2MZ(2)   109,053,000    Floating   Sen Mezz                                         Not Offered Hereby
 A-3A(3)   139,324,000    Floating   Sen Seq      1.00/1.00        1 to 21/1 to 21         21.90%             Aaa      AAA      AAA
 A-3B(3)   144,000,000    Floating   Sen Seq      2.87/2.87      21 to 68/21 to 68         21.90%             Aaa      AAA      AAA
 A-3C(3)    28,230,000    Floating   Sen Seq      6.18/8.02     68 to 75/68 to 166         21.90%             Aaa      AAA      AAA
   M-1      93,340,000    Floating     Mezz       4.55/4.99     42 to 75/42 to 141         16.70%             Aa1      AA+      AA+
   M-2      57,440,000    Floating     Mezz       4.48/4.90     40 to 75/40 to 133         13.50%             Aa2       AA       AA
   M-3      31,412,000    Floating     Mezz       4.46/4.86     40 to 75/40 to 126         11.75%             Aa3      AA-      AA-
   M-4      31,413,000    Floating     Mezz       4.43/4.82     39 to 75/39 to 122         10.00%              A1       A+       A+
   M-5      31,412,000    Floating     Mezz       4.43/4.79     38 to 75/38 to 117          8.25%              A2       A        A
   M-6      26,925,000    Floating     Mezz       4.41/4.74     38 to 75/38 to 111          6.75%              A3       A-       A-
   M-7      20,643,000    Floating     Mezz       4.41/4.71     38 to 75/38 to 105          5.60%             Baa1     BBB+     BBB+
   M-8      18,847,000    Floating     Mezz       4.40/4.66      37 to 75/37 to 99          4.55%             Baa2     BBB      BBB
   M-9      12,565,000    Floating     Mezz       4.38/4.59      37 to 75/37 to 93          3.85%             Baa3     BBB-     BBB
   B-1      11,668,000    Floating     Mezz       4.38/4.53      37 to 75/37 to 88          3.20%             Ba1      BB+      BBB-
   B-2      17,950,000    Floating     Mezz                                           Not Offered Hereby
   B-3      21,540,000    Floating     Mezz                                           Not Offered Hereby

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-1SS, Class A-2SS and Class A-2MZ Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet.
(3) The Class A-3A, Class A-3B and Class A-3C Certificates will be sized on investor demand and may be either combined or further divided.

--------------------------------------------------------------------------------
Structure:
----------

(1) The Class A-1SS and A-1MZ Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2SS and Class A-2MZ Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3A, Class A-3B and Class A-3C Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Mortgage Loans (as defined herein).
(2) The margins on the Class A Certificates will double and, the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to a Net WAC Rate as described herein.
(4) The assumed collateral balance of $1,795,000,000 used to generate bond sizes is slightly lower than the Statistical Cut-off Date Mortgage Loan Balance as it factors in assumed prepayments collected in the month of February.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Adjustable-rate  100% ARM PPC
Mortgage Loans   100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.
--------------------------------------------------------------------------------
Fixed-rate       100% FRM PPC
Mortgage Loans   100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------
Deal Information                          Collateral Information
Expected Pricing      03/02/2005          Statistical Cut-off Date    02/01/2005
Expected Settlement   03/30/2005          Cut-off Date                03/01/2005
First Distribution    04/25/2005
Expected Stepdown     04/25/2008

Bond Information

                                                                 Expected
                                                              Last Scheduled
                       Initial                                 Distribution        REMIC
                       Accrual                      Delay          Date          Maturity
 Class    Dated Date     Days    Accrual Method      Days         Call(1)         Date(2)
A-1SS(2)  03/30/2005                            Not offered
  A-1MZ   03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
A-2SS(2)  03/30/2005                            Not offered
A-2MZ(2)  03/30/2005                            Not offered
 A-3A(3)  03/30/2005      0         Act/360             0       12/25/2006      02/25/2035
 A-3B(3)  03/30/2005      0         Act/360             0       11/25/2010      02/25/2035
 A-3C(3)  03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-1    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-2    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-3    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-4    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-5    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-6    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-7    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-8    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   M-9    03/30/2005      0         Act/360             0       06/25/2011      02/25/2035
   B-1    03/30/2005      0         Act/360             0       03/25/2011      02/25/2035
   B-2    03/30/2005                            Not offered
   B-3    03/30/2005                            Not offered

(1) The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions
(2) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.




--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage Trading/Syndicate                  Tel:  (212) 847-5095
--------------------------                  Fax: (212) 847-5143

Rob Karr                                    robert.h.karr@bankofamerica.com
Patrick Beranek                             patrick.beranek@bankofamerica.com
Charlene Balfour                            charlene.c.balfour@bankofamerica.com
Chris Springer                              chris.springer@bankofamerica.com
Principal Finance Group                     Fax: (704) 602-3749
-----------------------

Kirk Meyers                                 Tel:  (704) 388- 3148
                                            kirk.b.meyers@bankofamerica.com
Scott Shultz                                Tel:  (704) 387-6040
                                            scott.m.shultz@bankofamerica.com
Rajneesh Salhotra                           Tel: (212) 847-5434
                                            rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                                 Tel:  (704) 387-2658
                                            shaun.ahmad@bankofamerica.com
Pinar Kip                                   Tel: (212) 933-3006
                                            pinar.kip@bankofamerica.com


Rating Agencies
---------------
Joseph Grohotolski - Moody's                (212) 553-4619
John Rolieri - Fitch                        (212) 908-0723
Rebecca Neary - S&P                         (212) 438-3026
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------


Title of Securities:       Asset Backed Funding Corporation Asset Backed
                           Certificates, Series 2005-HE1, (the "Trust").

Offered Certificates:      The Class A-1MZ, Class A-3A, Class A-3B, Class A-3C
                           Certificates (the "Offered Class A Certificates" and together with the Class A-1SS, Class A-2SS and A-2MZ
                           Certificates, the "Class A Certificates") and the
                           Class M-1, Class M-2, Class M-3, Class M-4, Class
                           M-5, Class M-6, Class M-7, Class M-8, Class M-9 and
                           Class B-1 Certificates (the "Offered Mezzanine
                           Certificates" and together with Class B-2 and Class
                           B-3 Certificates, the "Mezzanine Certificates," and collectively with the Offered Class A Certificates, the "Offered Certificates").

Non-Offered Certificates:  The Class A-1SS, Class A-2SS and Class A-2MZ Class
                           B-2, and Class B-3 Certificates (together with the Offered Certificates, the "Certificates").

Class A-1 Certificates:    The Class A-1SS and the Class A-1MZ Certificates.

Class A-2 Certificates:    The Class A-2SS and the Class A-2MZ Certificates.

Class A-3 Certificates:    The Class A-3A, Class A-3B and Class A-3C
                           Certificates. As long as all of the Mezzanine
                           Certificates have not been written down, all principal distributions to the Class A-3 Certificates shall be paid first, to the Class A-3A Certificates until the principal balance of the Class A-3A
                           Certificates is reduced to zero, second, to the Class
                           A-3B Certificates until the principal balance of the Class A-3B Certificates is reduced to zero, and then to Class A-3C Certificates. After all of the Mezzanine Certificates are written down Class A-3
                           Certificates will pay pro rata.

Class B Certificates:      Class B-2 and Class B-3 Certificates.

Offering Type:             All the Certificates other than the Class B
                           Certificates will be offered publicly pursuant to a Prospectus.

Depositor:                 Asset Backed Funding Corporation.

Originators:               Option One Mortgage Corporation ("Option One") and
                           Accredited Home Lenders, Inc. ("Accredited").

Servicers:                 Option One and Countrywide Home Loans Servicing LP
                           ("Countrywide").

Master Servicer and
Securities Administrator:  Wells Fargo Bank, N.A.

Trustee:                   JPMorgan Bank.

Credit Risk Manager:       The Murrayhill Company.

Lead Manager and
Bookrunner:                Banc of America Securities LLC.

Co-Managers:               Countrywide Securities Corp. and Merrill Lynch,
                           Pierce, Fenner & Smith Incorporated.

Closing Date:              On or about March 30, 2005.

Tax Status:                The Offered Certificates will be designated as
                           regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.




--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

ERISA Eligibility: All of the Offered Certificates are expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA Eligibility:         The Offered Certificates are not expected to
                           constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, the next succeeding business day, beginning in April 2005.

Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will not include accrued interest
                           (settle flat).

Day Count:                 With respect to the Offered Certificates Actual/360.

Payment Delay:             With respect to the Offered Certificates 0 days.

Servicing Fee for Option   0.30% per annum on the aggregate principal balance of
One Serviced Loans:        the Mortgage Loans for months 1 through 10 from the
                           month of the Closing Date, 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of Closing Date and 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month of the Closing Date.
                           Approximately 81.03% of the Mortgage Loans are serviced by Option One.


Servicing Fee for          Approximately 0.50% per annum on the aggregate
Countrywide Serviced       principal balance of such Mortgage Loans.
Loans:                     Approximately 18.97% of the Mortgage Loans are
                           serviced by Countrywide.

Credit Risk Manager Fee:   Approximately 0.0150% per annum on the aggregate
                           principal balance of the Mortgage Loans.

Statistical Cut-Off Date:  February 1, 2005.

Cut-Off Date:              For each Mortgage Loan in the mortgage pool on the
                           Closing Date, the close of business on March 1, 2005.

Mortgage Loans:            As of the Statistical Cut-off Date, the aggregate
                           principal balance of the Mortgage Loans is approximately $1,811,765,527.44, of which: (i) approximately $704,441,453.18 consists of a pool of conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the "Group I
                           Mortgage Loans"), (ii) approximately $704,682,740.38 consists of a pool of conforming balance fixed-rate and adjustable-rate first and second lien Mortgage
                           Loans (the "Group II Mortgage Loans") and (iii) approximately $402,641,333.88 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage first and second lien loans
                           (the "Group III Mortgage Loans" and, together with the Group I Mortgage Loans, and the Group II Mortgage
                           Loans; the "Mortgage Loans"). 81.03% of the Mortgage
                           Loans are originated by Option One, 18.97% of the Mortgage Loans are originated by Accredited. See the accompanying ABFC 2005-HE1 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination Date: The first Distribution Date on which the aggregate principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Principal Balance").


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------


Monthly Servicer           The applicable Servicer will be obligated to advance
Advances:                  its own funds in an amount equal to the aggregate of
                           all payments of principal and interest (net of any Servicing Fees due such Servicer) that were due during the related period on the Mortgage Loans.
                           Advances are required to be made only to the extent they are deemed by the applicable Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
Credit Enhancement:        Credit enhancement for the structure is provided by
                           Excess Cashflow, overcollateralization and subordination.

Expected Credit Support
Percentage:
                           Class  Initial Credit Support  After Stepdown Support
                           -----  ----------------------  ----------------------
                             A            21.90%                  43.80%
                            M-1           16.70%                  33.40%
                            M-2           13.50%                  27.00%
                            M-3           11.75%                  23.50%
                            M-4           10.00%                  20.00%
                            M-5            8.25%                  16.50%
                            M-6            6.75%                  13.50%
                            M-7            5.60%                  11.20%
                            M-8            4.55%                   9.10%
                            M-9            3.85%                   7.70%
                            B-1            3.20%                   6.40%
                            B-2            2.20%                   4.40%
                            B-3            1.00%                   2.00%
Expected                   Prior to the Stepdown Date, the Overcollateralization
Overcollateralization      Target Amount will be approximately 1.00% of Cut-off
Target Amount:             Date Principal Balance. The Overcollateralization
                           Target Amount on or after the Stepdown Date will be the greater of approximately (a) 2.00% of the aggregate Principal Balance of the Mortgage Loans at the end of the related collection period and (b)
                           0.50% of the Cut-off Date Principal Balance; provided however, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization
                           Target Amount will be equal to the
                           Overcollateralization Target Amount for the previous
                           Distribution Date.

Overcollateralization      The Overcollateralization Release Amount means, with
Release Amount:            respect to any Distribution Date on or after the
                           Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance
                           Amount and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution
                           Date (assuming that 100% of the Principal Remittance
                           Amount is applied as a principal payment on such Distribution Date) over (ii) the
                           Overcollateralization Target Amount for such
                           Distribution Date. With respect to any Distribution
                           Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Overcollateralization      As of any Distribution Date, the
Deficiency Amount:         Overcollateralization Deficiency Amount is the
                           excess, if any, of (a) the Overcollateralization
                           Target Amount for such Distribution Date over (b) the
                           Overcollateralization Amount for such Distribution
                           Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra
                           Principal Distribution Amount) on such Distribution
                           Date, but prior to taking into account any Realized
                           Losses allocated to any class of Certificates on such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
Overcollateralization      The Overcollateralization Amount is equal to the
Amount:                    excess of the aggregate principal balance of the
                           Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization
                           Amount until the Overcollateralization Target Amount is reached.

Available Funds:           Available Funds will be equal to the sum of the
                           following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Master Servicer, the Servicers, the Securities
                           Administrator or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the applicable Servicer on or prior to the related determination date, less the Servicing Fee for such Distribution Date, the Credit Risk Manager Fee for such Distribution Date, and any accrued and unpaid
                           Servicing Fees and Credit Risk Manager Fees in respect of any prior Distribution Dates (ii) unscheduled payments in respect of the Mortgage
                           Loans, including prepayments, Insurance Proceeds, Net
                           Liquidation Proceeds, condemnation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price and (iv) payments from the Servicers in connection with Advances and Prepayment Interest Shortfalls for such
                           Distribution Date.

Excess Cashflow:           For the Certificates on each Distribution Date is
                           equal to the sum of (x) any Overcollateralization
                           Release Amount and (y) the excess of the Available
                           Funds over the sum of the interest and principal paid on the Certificates

Stepdown Date:             The earlier to occur of (i) the Distribution Date on
                           which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and
                           (ii) the later to occur of (a) the Distribution Date in April 2008 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 43.80%%. The Credit Enhancement
                           Percentage is obtained by dividing (x) the aggregate certificate principal balance of the Mezzanine
                           Certificates and the Overcollateralization Amount
                           (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------
The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.



Formula Rate:                           The Formula Rate for the Certificates is
                                        the lesser of:

                                        (i)  the sum of (a) one-month LIBOR as
                                             determined for the related period
                                             and (b) the certificate margin for
                                             the applicable class; and

                                        (ii) the Maximum Cap Rate for such
                                             Distribution Date.

                                        On each Distribution Date after the
                                        Optional Termination Date, the
                                        certificate margin for the Class A
                                        Certificates will be 2 times the related initial certificate margin, and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.

Class A-1  Certificates  Effective Net
WAC Rate:                               10.0%.

Class A-2  Certificates  Effective Net
WAC Rate:                               10.0%.

Class A-3  Certificates  Effective Net
WAC Rate:                               8.5%.

Mezzanine  Certificates  Effective Net
WAC Rate:                               9.5%.

Adjusted Net Mortgage Rate:             The Adjusted Net Mortgage Rate for each
                                        Mortgage Loan is equal to the mortgage
                                        interest rate less the sum of (i) the
                                        Servicing Fee Rate, and (ii) the Credit
                                        Risk Manager Fee.

Adjusted Net Maximum Mortgage Rate:     The Adjusted Net Maximum Mortgage Rate
                                        for each Mortgage Loan is equal to the
                                        maximum mortgage interest rate (or the
                                        mortgage interest rate in the case of
                                        any Fixed Rate Mortgage Loan) less the
                                        sum of (i) the Servicing Fee Rate, and
                                        (ii) the Credit Risk Manager Fee.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------
Maximum Cap Rate:                       The Maximum Cap Rate for the Class A-1SS
                                        and A-1MZ . Certificates and any
                                        Distribution Date is a per annum rate
                                        (subject to adjustment based on the
                                        actual number of days elapsed in the
                                        related accrual period) equal to (i) on
                                        or prior to the Distribution Date in
                                        December 2007 the greater of the
                                        weighted average of the Adjusted Net
                                        Maximum Mortgage Rates of the Group I
                                        Mortgage Loans and the Class A-1
                                        Certificates Effective Net WAC Rate and
                                        (ii) after the Distribution Date in
                                        December 2007 the weighted average of
                                        the Adjusted Net Maximum Mortgage Rates
                                        of the Group I Mortgage Loans.

                                        The Maximum Cap Rate for the Class A-2SS and A-2MZ Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to (i) on or prior to the Distribution Date in December 2007 the greater of the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans and the Class A-2 Certificates Effective Net WAC Rate and
                                        (ii) after the Distribution Date in
                                        December 2007 the weighted average of
                                        the Adjusted Net Maximum Mortgage Rates
                                        of the Group II Mortgage Loans.

                                        The Maximum Cap Rate for the Class A-3
                                        Certificates and any Distribution Date
                                        is a per annum rate (subject to
                                        adjustment based on the actual number of days elapsed in the related accrual period) equal to (i) on or prior to the Distribution Date in May 2007 the greater of the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group III Mortgage Loans and the Class A-3 Certificates Effective Net WAC Rate and (ii) after to the Distribution Date in May 2007 and the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group III Mortgage Loans thereafter.

                                        The Maximum Cap Rate for the Mezzanine
                                        Certificates and any Distribution Date
                                        is a per annum rate (subject to
                                        adjustment based on the actual number of days elapsed in the related accrual period) equal to (i) on or prior to the Distribution Date in November 2007 the greater of the weighted average of the Maximum Cap Rate for the Class A Certificates weighted on the basis of the related group subordinate amount and the Mezzanine Certificates Effective Net WAC Rate and (ii) after to the Distribution Date in November 2007, the weighted average of the Maximum Cap Rate for the Class A Certificates weighted on the basis of the related group subordinate amount.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------
Net WAC Rate:                           The Net WAC Rate for the Class A-1SS and
                                        Class A-1MZ . Certificates on any
                                        Distribution Date is a per annum rate
                                        (subject to adjustment based on the
                                        actual number of days elapsed in the
                                        related accrual period) equal to the
                                        weighted average of the Adjusted Net
                                        Mortgage Rates of the Group I Mortgage
                                        Loans.

                                        The Net WAC Rate for the Class A-2SS and
                                        Class A-2MZ Certificates on any
                                        Distribution Date is a per annum rate
                                        (subject to adjustment based on the
                                        actual number of days elapsed in the
                                        related accrual period) equal to the
                                        weighted average of the Adjusted Net
                                        Mortgage Rates of the Group II Mortgage
                                        Loans.

                                        The Net WAC Rate for the Class A-3
                                        Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group III Mortgage Loans.

                                        The Net WAC Rate for the Mezzanine
                                        Certificates and any Distribution Date
                                        is a per annum rate (subject to
                                        adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rate for the Class A Certificates weighted on the basis of the related group subordinate amounts.

Net WAC Rate Carryover Amount:          If, on any Distribution Date the
                                        Pass-Through Rate for a class of Offered
                                        Certificates is limited by the related
                                        Net WAC Rate, the "Net WAC Rate
                                        Carryover Amount" for such class is
                                        equal to the sum of (i) the excess of
                                        (a) the amount of interest that would
                                        have accrued on such class based on the
                                        related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate
                                        Carryover Amount will be paid on such
                                        Distribution Date or future Distribution
                                        Dates to the extent of funds available.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------
Trigger Event:        A Trigger Event exists with respect to any Distribution
                      Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [36%] of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                                                     Cumulative Realized
                         Distribution Dates            Loss Percentage
                         ------------------            ---------------
                      April 2008 - March 2009    [2.40%] for the first month,
                                                 plus an additional 1/12th of
                                                 1.40% for each month
                                                 thereafter,
                      April 2009 - March 2010    [3.80%] for the first month,
                                                 plus an additional 1/12th of
                                                 1.10% for each month
                                                 thereafter,
                      April 2010 - March 2011    [4.90%] for the first month,
                                                 plus an additional 1/12th of
                                                 0.60% for each month
                                                 thereafter,
                      April 2011 and after       [5.50%]

Sequential Trigger    A Sequential Trigger Event is in effect on any Date if,
Distribution Event:   before the 37th Distribution Date, the aggregate amount of
                      Realized Losses incurred since the Cut-off Date through the last day of the related collection period divided by the Cut-off Date Principal Balance exceeds [2.40%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             Class A-1 Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-1 Certificates. The notional balance of the Class A-1Yield Maintenance Agreement and the strikes are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the Lower Strike. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the Upper Strike. Net WAC Rate Carryover Amounts of the Class A-1 Certificates to the extent not covered by clause (xxvii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Class A-1 Yield Maintenance Agreement. The Class A-1 Yield Maintenance Agreement will terminate after the Distribution Date in December 2007
--------------------------------------------------------------------------------
                    Class A-1 Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
    Period         Notional           Lower Strike              Upper Strike
--------------------------------------------------------------------------------
      1           545,077,000             7.60%                     9.78%
      2           539,606,350             6.55%                     9.78%
      3           533,251,193             6.34%                     9.78%
      4           526,021,359             6.55%                     9.78%
      5           517,930,290             6.34%                     9.78%
      6           508,995,128             6.34%                     9.78%
      7           499,236,442             6.55%                     9.78%
      8           488,678,401             6.34%                     9.78%
      9           477,541,527             6.55%                     9.78%
      10          465,852,184             6.34%                     9.78%
      11          453,635,046             6.24%                     9.78%
      12          440,916,917             6.93%                     9.78%
      13          427,726,671             6.24%                     9.78%
      14          414,095,173             6.46%                     9.78%
      15          400,055,117             6.24%                     9.78%
      16          385,640,872             6.46%                     9.78%
      17          370,888,346             6.24%                     9.78%
      18          355,834,774             6.24%                     9.78%
      19          340,518,532             6.46%                     9.78%
      20          324,978,991             6.24%                     9.78%
      21          309,256,294             6.46%                     9.78%
      22          293,392,621             8.58%                     9.78%
      23          278,205,067             8.58%                     9.78%
      24          263,541,190             9.52%                     9.78%
      25          249,382,723             8.57%                     9.78%
      26          235,712,086             8.86%                     9.78%
      27          222,512,313             8.56%                     9.78%
      28          209,767,033             9.66%                     9.78%
      29          197,485,147             9.33%                     9.78%
      30          185,625,092             9.33%                     9.78%
      31          174,172,218             9.39%                     9.78%
      32          163,112,403             9.07%                     9.78%
      33          152,432,018             9.38%                     9.78%
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             Class A-3 Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-3 Certificates. The notional balance of the Class A-3 Certificates Yield Maintenance Agreement and the strikes are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the Lower Strike. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the Upper Strike. Net WAC Rate Carryover Amounts of the Class A-3 Certificates to the extent not covered by clause (xxvii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Class A-3 Certificates Yield Maintenance Agreement. The Class A-3 Certificates Yield Maintenance Agreement will terminate after the Distribution Date in May 2007.
--------------------------------------------------------------------------------
             Class A-3 Certificates Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
    Period            Notional              Lower Strike          Upper Strike
--------------------------------------------------------------------------------
      1              311,554,000                7.28%                 8.33%
      2              308,299,074                6.28%                 8.33%
      3              304,542,892                6.08%                 8.33%
      4              300,291,722                6.28%                 8.32%
      5              295,554,035                6.07%                 8.32%
      6              290,340,037                6.07%                 8.32%
      7              284,683,218                6.27%                 8.32%
      8              278,600,496                6.07%                 8.32%
      9              272,181,978                6.27%                 8.32%
      10             265,443,017                6.07%                 8.32%
      11             258,398,167                5.98%                 8.31%
      12             251,063,310                6.64%                 8.31%
      13             243,455,523                5.98%                 8.31%
      14             235,593,009                6.19%                 8.31%
      15             227,495,011                5.97%                 8.30%
      16             219,181,780                6.18%                 8.30%
      17             210,674,324                5.97%                 8.30%
      18             201,994,466                5.97%                 8.29%
      19             193,165,682                6.17%                 8.29%
      20             184,211,216                5.96%                 8.28%
      21             175,155,961                6.54%                 8.28%
      22             166,145,866                7.99%                 8.27%
      23             157,490,805                7.99%                 8.27%
      24                       0                0.00%                 0.00%
      25             141,067,957                7.99%                 8.27%
      26             133,279,448                8.26%                 8.27%
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             Mezzanine Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Mezzanine Certificates. The notional balance of the Mezzanine Certificates Yield Maintenance Agreement and the strikes are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the Lower Strike. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the Upper Strike. Net WAC Rate Carryover Amounts of the Mezzanine Certificates to the extent not covered by clause (xxvii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Mezzanine Certificates Yield Maintenance Agreement. The Mezzanine Certificates Yield Maintenance Agreement will terminate after the Distribution Date in November 2007.
--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
    Period          Notional                Lower Strike            Upper Strike
--------------------------------------------------------------------------------
      1            375,155,000                6.62%                    8.42%
      2            375,155,000                5.60%                    8.42%
      3            375,155,000                5.38%                    8.42%
      4            375,155,000                5.60%                    8.42%
      5            375,155,000                5.38%                    8.42%
      6            375,155,000                5.38%                    8.42%
      7            375,155,000                5.60%                    8.42%
      8            375,155,000                5.38%                    8.42%
      9            375,155,000                5.60%                    8.42%
      10           375,155,000                5.38%                    8.42%
      11           375,155,000                5.30%                    8.42%
      12           375,155,000                5.99%                    8.42%
      13           375,155,000                5.30%                    8.42%
      14           375,155,000                5.52%                    8.42%
      15           375,155,000                5.30%                    8.42%
      16           375,155,000                5.52%                    8.42%
      17           375,155,000                5.31%                    8.42%
      18           375,155,000                5.31%                    8.42%
      19           375,155,000                5.52%                    8.42%
      20           375,155,000                5.31%                    8.42%
      21           375,155,000                5.79%                    8.42%
      22           375,155,000                7.43%                    8.42%
      23           375,155,000                7.43%                    8.42%
      24           375,155,000                8.34%                    8.42%
      25           375,155,000                7.42%                    8.42%
      26           375,155,000                7.70%                    8.42%
      27           375,155,000                7.66%                    8.42%
      28                     0                0.00%                    0.00%
      29           375,155,000                8.27%                    8.42%
      30           375,155,000                8.27%                    8.42%
      31           375,155,000                8.37%                    8.42%
      32           375,155,000                8.07%                    8.42%
--------------------------------------------------------------------------------




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A-1SS and Class A-1MZ Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii)    concurrently, to the holders of the Class A-1SS and Class
        A-1MZCertificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-2SS, Class A-2MZ and Class A-3 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i), II(ii), III(i) and III(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A-2SS and Class A-2MZ Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A-2SS and Class A-2MZ Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-1SS, Class A-1MZ and Class A-3 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above and III(i) and III(ii) below.

III. On each Distribution Date, the Group III Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-3 Certificates, pro-rata, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-3 Certificates, pro-rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-1SS, Class A-1MZ, Class A-2SS and Class A-2MZ Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i), I(ii), II(i) and II(ii) above.

IV. On each Distribution Date, following the distributions made pursuant to clauses I, II and III above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount, Group II Interest Remittance Amount and Group III Interest Remittance Amount, remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii) to the holders of the Class M-8 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(x) to the holders of the Class B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(xi) to the holders of the Class B-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(xii) to the holders of the Class B-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(xiii)  any remainder as described under "Excess Cashflow Distribution."




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

(i) the Group I Senior Principal Distribution Amount to the holders of the Class A-1 Certificates (allocated among the classes of the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

(ii) the Group II Senior Principal Distribution Amount to the holders of the Class A-2 Certificates (allocated among the classes of the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

(iii) the Group III Senior Principal Distribution Amount to the holders of the Class A-3 Certificates (allocated among the classes of the Class A-3 Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero; and

      second, concurrently, as follows:

(i) the Group I Senior Principal Distribution Amount, concurrently to the holders of the Class A-2 Certificates (allocated among the classes of the Class A-2 Certificates in the priority described below) and Class A-3 Certificates (allocated among the classes of the Class A-3 Certificates in the priority described above), pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) and I(iii) above;

(ii) the Group II Senior Principal Distribution Amount, concurrently, to the holders of the Class A-1 Certificates (allocated among the classes of the Class A-1 Certificates in the priority described below) and Class A-3 Certificates (allocated among the classes of the Class A-3 Certificates in the priority described above), pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above and I(iii) above; and

(iii) the Group III Senior Principal Distribution Amount, concurrently, to the holders of the Class A-1 Certificates (allocated among the classes of the Class A-1 Certificates in the priority described below) and Class A-2 Certificates (allocated among the classes of the Class A-2 Certificates in the priority described below), pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) and I(ii) above.

      third, to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

      fourth, to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

      fifth, to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

      sixth, to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

      seventh, to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

      eighth, to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

      ninth, to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

      tenth, to the Class M-8 Certificates until the certificate principal balance is reduced to zero;

      eleventh, to the Class M-9 Certificates until the certificate principal balance is reduced to zero;

      twelfth, to the Class B-1 Certificates until the certificate principal balance is reduced to zero;

      thirteenth, to the Class B-2 Certificates until the certificate principal balance is reduced to zero; and

      fourteenth, to the Class B-3 Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

(i) the Group I Senior Principal Distribution Amount to the holders of the Class A-1 Certificates (allocated among the classes of the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

(ii) the Group II Senior Principal Distribution Amount to the holders of the Class A-2 Certificates (allocated among the classes of the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

(iii) the Group III Senior Principal Distribution Amount to the holders of the Class A-3 Certificates (allocated among the classes of the Class A-3 Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero; and

      second, concurrently, as follows:

(i) the Group I Senior Principal Distribution Amount, concurrently to the holders of the Class A-2 Certificates (allocated among the classes of the Class A-2 Certificates in the priority described below) and Class A-3 Certificates (allocated among the classes of the Class A-3 Certificates in the priority described above), pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) and II(iii) above;

(ii) the Group II Senior Principal Distribution Amount, concurrently, to the holders of the Class A-1 Certificates (allocated among the classes of the Class A-1 Certificates in the priority described below) and Class A-3 Certificates (allocated among the classes of the Class A-3 Certificates in the priority described above), pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) above and II(iii) above.; and

(iii) the Group III Senior Principal Distribution Amount, concurrently, to the holders of the Class A-1 Certificates (allocated among the classes of the Class A-1 Certificates in the priority described below) and Class A-2 Certificates (allocated among the classes of the Class A-2 Certificates in the priority described below), pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) and I(ii) above.

      third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


      ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      thirteenth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

      fourteenth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.



With respect to the Class A-1 Certificates, all principal distributions will be distributed concurrently to the Class A-1SS and Class A-1MZ Certificates on a pro rata basis based on the Certificate Principal Balance of each such class, unless if a Sequential Trigger Event is in effect, in which case principal distributions will be allocated sequentially, to the Class A-1SS and Class A-1MZ Certificates, in that order, until their respective Certificate Balances have been reduced to zero.

With respect to the Class A-2 Certificates, all principal distributions will be distributed concurrently to the Class A-2SS and Class A-2MZ Certificates on a pro rata basis based on the Certificate Principal Balance of each such class, unless if a Sequential Trigger Event is in effect in which case principal distributions will be allocated sequentially, to the Class A-2SS and Class A-2MZ Certificates, in that order, until their respective Certificate Balances have been reduced to zero.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii) concurrently, to the Class A-1MZ Certificates and Class A-2MZ Certificates, pro rata, any Allocated Realized Loss Amounts;

(iii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iv)      to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(v)       to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(vi)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vii)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(viii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(ix)      to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(x)       to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(xi)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xii)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xiii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiv)     to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xv)      to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xvi)     to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvii)    to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

(xviii)   to the Class M-8 Certificates, any Allocated Realized Loss Amount;

(xix)     to the Class M-9 Certificates, any Unpaid Interest Shortfall Amount;

(xx)      to the Class M-9 Certificates, any Allocated Realized Loss Amount;

(xxi)     to the Class B-1 Certificates, any Unpaid Interest Shortfall Amount;

(xxii)    to the Class B-1 Certificates, any Allocated Realized Loss Amount;

(xxiii)   to the Class B-2 Certificates, any Unpaid Interest Shortfall Amount;

(xxiv)    to the Class B-2 Certificates, any Allocated Realized Loss Amount;

(xxv)     to the Class B-3 Certificates, any Unpaid Interest Shortfall Amount;

(xxvi)    to the Class B-3 Certificates, any Allocated Realized Loss Amount;

(xxvii) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class B-3 Certificates, in that order, any Cap Carryover Amount for such class; and

(xxviii) any remaining amounts as specified in the pooling and servicing agreement.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Accrued Certificate       Accrued Certificate Interest for each Class of Offered
Interest:                 Certificates for each Distribution Date means an
                          amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution
                          Date

Unpaid Interest           The Unpaid Interest Shortfall Amount means (i) for
Shortfall Amount:         each class of Offered Certificates and the first
                          Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution
                          Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate
                          Interest for such class for the immediately preceding
                          Distribution Date and (2) the outstanding Unpaid
                          Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding
                          Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized Loss   An Allocated Realized Loss Amount with respect to any
Amount:                   class of the Mezzanine Certificates or the Class A-1MZ
                          or the Class A-2MZ Certificates and any Distribution
                          Date is an amount equal to the sum of any Realized
                          Losses allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss
                          Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:          A Realized Loss is (i) as to any Mortgage Loan that is
                          liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                          All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-9 Certificates, seventh to the M-8 Certificates, eighth to the Class M-7 Certificates, ninth to the M-6 Certificates, tenth to the Class M-5 Certificates, eleventh to the Class M-4 Certificates, twelfth to the Class M-3 Certificates, thirteenth to the Class M-2 Certificates, fourteenth to the Class M-1 Certificates and fifteenth , any losses related to the Group I Mortgage Loans, to the Class A-1MZ Certificates and any losses related to the Group II Mortgage Loans to the Class A-2MZ Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1SS, the Class A-2SS and the Class A-3 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1SS, the Class A-2SS and the Class A-3 Certificates all interest and principal amounts to which such Certificates are then entitled.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Group I Allocation        The Group I Allocation Percentage for any Distribution
Percentage:               Date is the percentage equivalent of a fraction, the
                          numerator of which is (i) the Group I Principal
                          Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance
                          Amount for such Distribution Date.

Group I Interest          The Group I Interest Remittance Amount with respect to
Remittance Amount:        any Distribution Date is that portion of the Available
                          Funds for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group I Principal         The Group I Principal Remittance Amount means with
Remittance Amount:        respect to any Distribution Date, the sum of (i) all
                          scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Servicers that were due during the related collection period and received by the Servicers on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Group I
                          Mortgage Loans received by the Servicers during the related prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance
                          Proceeds received during the related prepayment period with respect to the Group I Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group I Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group I Mortgage Loans.

Group II Allocation       The Group II Allocation Percentage for any
Percentage:               Distribution Date is the percentage equivalent of a
                          fraction, the numerator of which is (i) the Group II
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Group II Interest         The Group II Interest Remittance Amount with respect
Remittance Amount:        to any Distribution Date is that portion of the
                          Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

Group II Principal        The Group II Principal Remittance Amount means with
Remittance Amount:        respect to any Distribution Date, the sum of (i) all
                          scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Servicers that were due during the related collection period and received by the Servicers on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Group II
                          Mortgage Loans received by the Servicers during the related prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance
                          Proceeds received during the related prepayment period with respect to the Group II Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group II Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group II Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.

Group III Allocation      The Group III Allocation Percentage for any
Percentage:               Distribution Date is the percentage equivalent of a
                          fraction, the numerator of which is (i) the Group III
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.

Group III Interest        The Group III Interest Remittance Amount with respect
Remittance Amount:        to any Distribution Date is that portion of the
                          Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group III Mortgage Loans.

Group III Principal       The Group III Principal Remittance Amount means with
Remittance Amount:        respect to any Distribution Date, the sum of (i) all
                          scheduled payments of principal collected or advanced on the Group III Mortgage Loans by the Servicers that were due during the related collection period and received by the Servicers on or pPrior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Group
                          III Mortgage Loans received by the Servicers during the related prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds received during the related prepayment period with respect to the Group III
                          Mortgage Loans, (iv) that portion of the Purchase
                          Price, representing principal of any repurchased Group
                          III Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group
                          III Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group III Mortgage Loans.

Principal Remittance      The Principal Remittance Amount is the sum of the
Amount:                   Group I Principal Remittance Amount, the Group II
                          Principal Remittance Amount, and the Group III
                          Principal Remittance Amount.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Principal Distribution    The Principal Distribution Amount is the sum of (i)
Amount:                   the Principal Remittance Amount (minus the
                          Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

Extra Principal           The Extra Principal Distribution Amount with respect
Distribution Amount:      to any Distribution Date is the lesser of (x) the
                          Excess Cashflow for such Distribution Date and (y) the
                          Overcollateralization Deficiency Amount for such
                          Distribution Date.

Group I Senior Principal  The Group I Senior Principal Distribution Amount means
Distribution Amount:      as of any Distribution Date (i) before the Stepdown
                          Date or as to which a Trigger Event is in effect, the lesser of (a) the certificate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date and (b) the Group I Allocation
                          Percentage of the Principal Distribution Amount and
                          (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class A-1
                          Certificates immediately prior to such Distribution
                          Date over (b) the lesser of (x) the product of (1) approximately 56.20% and (2) the aggregate Principal
                          Balance of the Group I Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1)
                          0.50% and (2) the aggregate Principal Balance of the Group I Mortgage Loans on the Cut-off Date.

Group II Senior           The Group II Senior Principal Distribution Amount
Principal Distribution    means as of any Distribution Date (i) before the
Amount:                   Stepdown Date or as to which a Trigger Event is in
                          effect, the lesser of (a) the Certificate Principal
                          Balance of the Class A-2 Certificates immediately prior to such Distribution Date and (b) the Group II
                          Allocation Percentage of the Principal Distribution
                          Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class
                          A-2 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 56.20% and (2) the aggregate Principal Balance of the Group II Mortgage
                          Loans as of the last day of the related Collection
                          Period and (y) the amount by which the aggregate
                          Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate
                          Principal Balance of the Group II Mortgage Loans on the Cut-off Date.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Group III Senior          The Group III Senior Principal Distribution Amount
Principal Distribution    means as of any Distribution Date (i) before the
Amount:                   Stepdown Date or as to which a Trigger Event is in
                          effect, the lesser of (a) the certificate principal balance of the Class A-3 Certificates immediately prior to such Distribution Date and (b) the Group III
                          Allocation Percentage of the Principal Distribution
                          Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class
                          A-3 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 56.20% and (2) the aggregate Principal Balance of the Group III Mortgage
                          Loans as of the last day of the related Collection
                          Period and (y) the amount by which the aggregate
                          Principal Balance of the Group III Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate
                          Principal Balance of the Group III Mortgage Loans on the Cut-off Date.

Class A Principal         The Class A Principal Distribution Amount is an amount
Distribution Amount:      equal to the sum of (i) the Group I Senior Principal
                          Distribution Amount, (ii) the Group II Senior
                          Principal Distribution Amount and (iii) the Group III
                          Senior Principal Distribution Amount.

Class M-1 Principal       The Class M-1 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount) and the Class M-1
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 66.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and
                          (y) the Cut-off Date Principal Balance.

Class M-2 Principal       The Class M-2 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount) and the Class M-2
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 73.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Class M-3 Principal       The Class M-3 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount) and the Class M-3
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 76.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.

Class M-4 Principal       The Class M-4 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount) and the Class M-4
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 80.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.

Class M-5 Principal       The Class M-5 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount) and the Class M-5
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 83.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Class M-6 Principal       The Class M-6 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount) and the Class M-6
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.

Class M-7 Principal       The Class M-7 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount) , the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount) and the Class M-7
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 88.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Class M-8 Principal       The Class M-8 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount), the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount) and the Class M-8
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 90.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.

Class M-9 Principal       The Class M-9 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount), the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount), the Class M-8
                          Certificates (after taking into account the Class M-8
                          Principal Distribution Amount), and the Class M-9
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 92.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Class B-1 Principal       The Class B-1 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount), the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount), the Class M-8
                          Certificates (after taking into account the Class M-8
                          Principal Distribution Amount), the Class M-9
                          Certificates (after taking into account the Class M-9
                          Principal Distribution Amount) and the Class B-1
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 93.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.

Class B-2 Principal       The Class B-2 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount), the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount), the Class M-8
                          Certificates (after taking into account the Class M-8
                          Principal Distribution Amount), the Class M-9
                          Certificates (after taking into account the Class M-9
                          Principal Distribution Amount), the Class B-1
                          Certificates (after taking into account the Class B-1
                          Principal Distribution Amount) and the Class B-2
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 95.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Class B-3 Principal       The Class B-3 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          aggregate certificate principal balance of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount), the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount), the Class M-8
                          Certificates (after taking into account the Class M-8
                          Principal Distribution Amount), the Class M-9
                          Certificates (after taking into account the Class M-9
                          Principal Distribution Amount), the Class B-1
                          Certificates (after taking into account the Class B-1
                          Principal Distribution Amount), the Class B-2
                          Certificates (after taking into account the Class B-2
                          Principal Distribution Amount)and the Class B-3
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off
                          Date Principal Balance .




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   To Maturity
--------------------------------------------------------------------------------

Class A-1MZ (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.65       4.70          3.31          2.52           1.94          1.44         1.28
First Principal Date           04/25/2005  04/25/2005    04/25/2005    04/25/2005     04/25/2005    04/25/2005   04/25/2005
Last Principal Date            12/25/2034  02/25/2030    09/25/2023    02/25/2019     02/25/2016    02/25/2008   09/25/2007
Payment Windows (mos.)             357         299          222            167           131            35           30
Class A-3A (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               11.87       1.60          1.21          1.00           0.86          0.75         0.67
First Principal Date           04/25/2005  04/25/2005    04/25/2005    04/25/2005     04/25/2005    04/25/2005   04/25/2005
Last Principal Date            12/25/2023  02/25/2008    04/25/2007    12/25/2006     09/25/2006    07/25/2006   05/25/2006
Payment Windows (mos.)             225         35            25            21             18            16           14
Class A-3B (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               23.46       5.55          3.85          2.87           2.13          1.84         1.63
First Principal Date           12/25/2023  02/25/2008    04/25/2007    12/25/2006     09/25/2006    07/25/2006   05/25/2006
Last Principal Date            06/25/2033  06/25/2016    11/25/2012    11/25/2010     03/25/2008    09/25/2007   05/25/2007
Payment Windows (mos.)             115         101           68            48             19            15           13
Class A-3C  (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               29.01       15.58        10.77          8.02           6.04          2.68         2.30
First Principal Date           06/25/2033  06/25/2016    11/25/2012    11/25/2010     03/25/2008    09/25/2007   05/25/2007
Last Principal Date            12/25/2034  01/25/2030    07/25/2023    01/25/2019     01/25/2016    02/25/2008   09/25/2007
Payment Windows (mos.)             19          164          129            99             95            6             5
Class M-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.42       9.12          6.27          4.99           4.80          5.54         4.53
First Principal Date           07/25/2027  06/25/2009    04/25/2008    09/25/2008     03/25/2009    02/25/2008   09/25/2007
Last Principal Date            11/25/2034  04/25/2027    12/25/2020    12/25/2016     06/25/2014    12/25/2013   05/25/2012
Payment Windows (mos.)             89          215          153            100            64            71           57
Class M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.41       9.09          6.25          4.90           4.43          4.47         3.76
First Principal Date           07/25/2027  06/25/2009    04/25/2008    07/25/2008     11/25/2008    03/25/2009   07/25/2008
Last Principal Date            10/25/2034  03/25/2026    01/25/2020    04/25/2016     11/25/2013    02/25/2012   12/25/2010
Payment Windows (mos.)             88          202          142            94             61            36           30
Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.41       9.06          6.23          4.86           4.30          4.12         3.47
First Principal Date           07/25/2027  06/25/2009    04/25/2008    07/25/2008     10/25/2008    12/25/2008   05/25/2008
Last Principal Date            10/25/2034  04/25/2025    04/25/2019    09/25/2015     05/25/2013    10/25/2011   08/25/2010
Payment Windows (mos.)             88          191          133            87             56            35           28



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   To Maturity
--------------------------------------------------------------------------------

Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.41        9.04          6.21          4.82          4.21          3.96          3.34
First Principal Date           07/25/2027  06/25/2009    04/25/2008    06/25/2008    08/25/2008    10/25/2008    03/25/2008
Last Principal Date            09/25/2034  09/25/2024    11/25/2018    05/25/2015    02/25/2013    08/25/2011    06/25/2010
Payment Windows (mos.)             87          184          128            84            55            35            28
Class M-5 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.41        9.00          6.18          4.79          4.14          3.82          3.23
First Principal Date           07/25/2027  06/25/2009    04/25/2008    05/25/2008    07/25/2008    08/25/2008    02/25/2008
Last Principal Date            09/25/2034  01/25/2024    04/25/2018    12/25/2014    10/25/2012    05/25/2011    04/25/2010
Payment Windows (mos.)             87          176          121            80            52            34            27
Class M-6 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.41        8.95          6.14          4.74          4.08          3.72          3.14
First Principal Date           07/25/2027  06/25/2009    04/25/2008    05/25/2008    06/25/2008    07/25/2008    01/25/2008
Last Principal Date            08/25/2034  03/25/2023    08/25/2017    06/25/2014    06/25/2012    01/25/2011    01/25/2010
Payment Windows (mos.)             86          166          113            74            49            31            25
Class M-7  (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.40        8.88          6.09          4.71          4.02          3.63          3.07
First Principal Date           07/25/2027  06/25/2009    04/25/2008    05/25/2008    06/25/2008    06/25/2008    12/25/2007
Last Principal Date            07/25/2034  04/25/2022    12/25/2016    12/25/2013    01/25/2012    09/25/2010    10/25/2009
Payment Windows (mos.)             85          155          105            68            44            28            23
Class M-8 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.39        8.80          6.03          4.66          3.97          3.56          3.03
First Principal Date           07/25/2027  06/25/2009    04/25/2008    04/25/2008    05/25/2008    05/25/2008    12/25/2007
Last Principal Date            06/25/2034  06/25/2021    05/25/2016    06/25/2013    09/25/2011    06/25/2010    07/25/2009
Payment Windows (mos.)             84          145           98            63            41            26            20
Class M-9 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.38        8.70          5.96          4.59          3.90          3.51          2.95
First Principal Date           07/25/2027  06/25/2009    04/25/2008    04/25/2008    05/25/2008    05/25/2008    11/25/2007
Last Principal Date            05/25/2034  06/25/2020    08/25/2015    12/25/2012    04/25/2011    02/25/2010    04/25/2009
Payment Windows (mos.)             83          133           89            57            36            22            18
Class B-1  (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.36        8.59          5.88          4.53          3.86          3.44          2.92
First Principal Date           07/25/2027  06/25/2009    04/25/2008    04/25/2008    05/25/2008    04/25/2008    11/25/2007
Last Principal Date            03/25/2034  09/25/2019    02/25/2015    07/25/2012    12/25/2010    11/25/2009    02/25/2009
Payment Windows (mos.)             81          124           83            52            32            20            16



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     To Call
--------------------------------------------------------------------------------

Class A-1MZ (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              18.60        4.40          3.09          2.35          1.81          1.44          1.28
First Principal Date           04/25/2005  04/25/2005    04/25/2005    04/25/2005    04/25/2005    04/25/2005    04/25/2005
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    02/25/2008    09/25/2007
Payment Windows (mos.)            343          149          101            75            59            35            30
Class A-3A (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              11.87        1.60          1.21          1.00          0.86          0.75          0.67
First Principal Date           04/25/2005  04/25/2005    04/25/2005    04/25/2005    04/25/2005    04/25/2005    04/25/2005
Last Principal Date            12/25/2023  02/25/2008    04/25/2007    12/25/2006    09/25/2006    07/25/2006    05/25/2006
Payment Windows (mos.)            225          35            25            21            18            16            14
Class A-3B (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              23.46        5.55          3.85          2.87          2.13          1.84          1.63
First Principal Date           12/25/2023  02/25/2008    04/25/2007    12/25/2006    09/25/2006    07/25/2006    05/25/2006
Last Principal Date            06/25/2033  06/25/2016    11/25/2012    11/25/2010    03/25/2008    09/25/2007    05/25/2007
Payment Windows (mos.)            115          101           68            48            19            15            13
Class A-3C  (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              28.54        12.27         8.32          6.18          4.62          2.68          2.30
First Principal Date           06/25/2033  06/25/2016    11/25/2012    11/25/2010    03/25/2008    09/25/2007    05/25/2007
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    02/25/2008    09/25/2007
Payment Windows (mos.)             5           15            10             8            24             6             5
Class M-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.55          4.46          3.90          3.24
First Principal Date           07/25/2027  06/25/2009    04/25/2008    09/25/2008    03/25/2009    02/25/2008    09/25/2007
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            34            12            15            12
Class M-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.48          4.10          4.06          3.40
First Principal Date           07/25/2027  06/25/2009    04/25/2008    07/25/2008    11/25/2008    03/25/2009    07/25/2008
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            36            16             2             2
Class M-3 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.46          3.98          3.89          3.28
First Principal Date           07/25/2027  06/25/2009    04/25/2008    07/25/2008    10/25/2008    12/25/2008    05/25/2008
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            36            17             5             4



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     To Call
--------------------------------------------------------------------------------

Class M-4 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.43          3.91          3.73          3.16
First Principal Date           07/25/2027  06/25/2009    04/25/2008    06/25/2008    08/25/2008    10/25/2008    03/25/2008
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            37            19             7             6
Class M-5 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.43          3.86          3.61          3.06
First Principal Date           07/25/2027  06/25/2009    04/25/2008    05/25/2008    07/25/2008    08/25/2008    02/25/2008
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            38            20             9             7
Class M-6 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.41          3.82          3.53          2.99
First Principal Date           07/25/2027  06/25/2009    04/25/2008    05/25/2008    06/25/2008    07/25/2008    01/25/2008
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            38            21            10             8
Class M-7  (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.41          3.79          3.46          2.94
First Principal Date           07/25/2027  06/25/2009    04/25/2008    05/25/2008    06/25/2008    06/25/2008    12/25/2007
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            38            21            11             9
Class M-8 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.40          3.77          3.42          2.91
First Principal Date           07/25/2027  06/25/2009    04/25/2008    04/25/2008    05/25/2008    05/25/2008    12/25/2007
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            39            22            12             9
Class M-9 (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.38          3.74          3.40          2.86
First Principal Date           07/25/2027  06/25/2009    04/25/2008    04/25/2008    05/25/2008    05/25/2008    11/25/2007
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            39            22            12            10
Class B-1  (To Call)
---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.29        8.32          5.69          4.38          3.74          3.36          2.86
First Principal Date           07/25/2027  06/25/2009    04/25/2008    04/25/2008    05/25/2008    04/25/2008    11/25/2007
Last Principal Date            10/25/2033  08/25/2017    08/25/2013    06/25/2011    02/25/2010    04/25/2009    08/25/2008
Payment Windows (mos.)             76          99            65            39            22            13            10



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                             Class A-1 Certificates
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                     Net WAC     Net WAC    Effective Net                            Net WAC      Net WAC     Effective Net
Period   Pay Date    Rate(1)     Rate(2)   WAC Rate(2)(3)     Period    Pay Date     Rate(1)      Rate(2)     WAC Rate(2)(3)
----------------------------------------------------------    ---------------------------------------------------------------
   1      4/25/2005   7.82%       7.82%         10.00%           45    12/25/2008     7.49%        11.30%         11.30%
   2      5/25/2005   6.77%       6.77%         10.00%           46     1/25/2009     7.24%        10.98%         10.98%
   3      6/25/2005   6.56%       6.56%         10.00%           47     2/25/2009     7.24%        10.97%         10.97%
   4      7/25/2005   6.77%       6.77%         10.00%           48     3/25/2009     8.01%        12.13%         12.13%
   5      8/25/2005   6.56%       6.56%         10.00%           49     4/25/2009     7.24%        10.95%         10.95%
   6      9/25/2005   6.56%       6.56%         10.00%           50     5/25/2009     7.47%        11.30%         11.30%
   7     10/25/2005   6.77%       6.77%         10.00%           51     6/25/2009     7.23%        10.93%         10.93%
   8     11/25/2005   6.56%       6.56%         10.00%           52     7/25/2009     7.47%        11.33%         11.33%
   9     12/25/2005   6.77%       6.77%         10.00%           53     8/25/2009     7.22%        10.96%         10.96%
  10      1/25/2006   6.56%       6.56%         10.00%           54     9/25/2009     7.22%        10.95%         10.95%
  11      2/25/2006   6.46%       6.46%         10.00%           55    10/25/2009     7.46%        11.30%         11.30%
  12      3/25/2006   7.15%       7.15%         10.00%           56    11/25/2009     7.22%        10.92%         10.92%
  13      4/25/2006   6.46%       6.46%         10.00%           57    12/25/2009     7.45%        11.27%         11.27%
  14      5/25/2006   6.67%       6.68%         10.00%           58     1/25/2010     7.21%        10.90%         10.90%
  15      6/25/2006   6.46%       6.46%         10.00%           59     2/25/2010     7.21%        10.89%         10.89%
  16      7/25/2006   6.67%       6.68%         10.00%           60     3/25/2010     7.98%        12.04%         12.04%
  17      8/25/2006   6.46%       6.46%         10.00%           61     4/25/2010     7.20%        10.86%         10.86%
  18      9/25/2006   6.46%       6.46%         10.00%           62     5/25/2010     7.44%        11.21%         11.21%
  19     10/25/2006   6.67%       6.68%         10.00%           63     6/25/2010     7.20%        10.84%         10.84%
  20     11/25/2006   6.46%       6.46%         10.00%           64     7/25/2010     7.43%        11.19%         11.19%
  21     12/25/2006   6.67%       6.68%         10.00%           65     8/25/2010     7.19%        10.81%         10.81%
  22      1/25/2007   7.46%       8.80%         10.00%           66     9/25/2010     7.19%        10.80%         10.80%
  23      2/25/2007   7.46%       8.80%         10.00%           67    10/25/2010     7.43%        11.15%         11.15%
  24      3/25/2007   8.26%       9.74%         10.00%           68    11/25/2010     7.18%        10.77%         10.77%
  25      4/25/2007   7.46%       8.79%         10.00%           69    12/25/2010     7.42%        11.12%         11.12%
  26      5/25/2007   7.70%       9.08%         10.00%           70     1/25/2011     7.18%        10.75%         10.75%
  27      6/25/2007   7.45%       8.78%         10.00%           71     2/25/2011     7.17%        10.74%         10.74%
  28      7/25/2007   7.70%       9.88%         10.00%           72     3/25/2011     7.94%        11.87%         11.87%
  29      8/25/2007   7.45%       9.55%         10.00%           73     4/25/2011     7.17%        10.71%         10.71%
  30      9/25/2007   7.45%       9.55%         10.00%           74     5/25/2011     7.40%        11.05%         11.05%
  31     10/25/2007   7.44%       9.61%         10.00%           75     6/25/2011     7.16%        10.68%         10.68%
  32     11/25/2007   7.20%       9.29%         10.00%
  33     12/25/2007   7.44%       9.60%         10.00%
  34      1/25/2008   7.27%      10.22%         10.22%
  35      2/25/2008   7.27%      10.21%         10.21%
  36      3/25/2008   7.77%      10.91%         10.91%
  37      4/25/2008   7.26%      10.20%         10.20%
  38      5/25/2008   7.50%      10.53%         10.53%
  39      6/25/2008   7.26%      10.18%         10.18%
  40      7/25/2008   7.50%      11.35%         11.35%
  41      8/25/2008   7.25%      10.98%         10.98%
  42      9/25/2008   7.25%      10.97%         10.97%
  43     10/25/2008   7.49%      11.32%         11.32%
  44     11/25/2008   7.25%      10.94%         10.94%
----------------------------------------------------------------------------------------------------------------------------

    (1) Assumes 6-month LIBOR at 3.15% and is run at the pricing speed to call.
    (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
    (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                             Class A-3 Certificates
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                       Net WAC     Net WAC    Effective Net                            Net WAC      Net WAC     Effective Net
Period    Pay Date     Rate(1)     Rate(2)    WAC Rate(2)(3)     Period   Pay Date     Rate(1)      Rate(2)     WAC Rate(2)(3)
------------------------------------------------------------     -------------------------------------------------------------
   1     4/25/2005     7.45%       7.45%         8.50%            45    12/25/2008     7.43%        11.33%        11.33%
   2     5/25/2005     6.45%       6.45%         8.50%            46     1/25/2009     7.18%        10.99%        10.99%
   3     6/25/2005     6.25%       6.25%         8.50%            47     2/25/2009     7.18%        10.99%        10.99%
   4     7/25/2005     6.46%       6.46%         8.50%            48     3/25/2009     7.95%        12.15%        12.15%
   5     8/25/2005     6.25%       6.25%         8.50%            49     4/25/2009     7.18%        10.97%        10.97%
   6     9/25/2005     6.25%       6.25%         8.50%            50     5/25/2009     7.41%        11.32%        11.32%
   7    10/25/2005     6.45%       6.45%         8.50%            51     6/25/2009     7.17%        10.97%        10.97%
   8    11/25/2005     6.25%       6.25%         8.50%            52     7/25/2009     7.41%        11.36%        11.36%
   9    12/25/2005     6.45%       6.45%         8.50%            53     8/25/2009     7.17%        10.98%        10.98%
  10     1/25/2006     6.25%       6.25%         8.50%            54     9/25/2009     7.17%        10.97%        10.97%
  11     2/25/2006     6.17%       6.17%         8.50%            55    10/25/2009     7.40%        11.33%        11.33%
  12     3/25/2006     6.83%       6.83%         8.50%            56    11/25/2009     7.16%        10.95%        10.95%
  13     4/25/2006     6.17%       6.17%         8.50%            57    12/25/2009     7.41%        11.32%        11.32%
  14     5/25/2006     6.38%       6.38%         8.50%            58     1/25/2010     7.17%        10.94%        10.94%
  15     6/25/2006     6.17%       6.17%         8.50%            59     2/25/2010     7.16%        10.93%        10.93%
  16     7/25/2006     6.38%       6.38%         8.50%            60     3/25/2010     7.93%        12.09%        12.09%
  17     8/25/2006     6.17%       6.17%         8.50%            61     4/25/2010     7.16%        10.91%        10.91%
  18     9/25/2006     6.17%       6.18%         8.50%            62     5/25/2010     7.40%        11.26%        11.26%
  19    10/25/2006     6.38%       6.38%         8.50%            63     6/25/2010     7.16%        10.90%        10.90%
  20    11/25/2006     6.17%       6.18%         8.50%            64     7/25/2010     7.39%        11.25%        11.25%
  21    12/25/2006     6.72%       6.76%         8.50%            65     8/25/2010     7.15%        10.87%        10.87%
  22     1/25/2007     7.28%       8.22%         8.50%            66     9/25/2010     7.15%        10.86%        10.86%
  23     2/25/2007     7.28%       8.22%         8.50%            67    10/25/2010     7.38%        11.21%        11.21%
  24     3/25/2007     8.06%       9.10%         9.10%            68    11/25/2010     7.14%        10.84%        10.84%
  25     4/25/2007     7.27%       8.22%         8.50%            69    12/25/2010     7.38%        11.20%        11.20%
  26     5/25/2007     7.52%       8.49%         8.50%            70     1/25/2011     7.14%        10.82%        10.82%
  27     6/25/2007     7.32%       8.52%         8.52%            71     2/25/2011     7.14%        10.81%        10.81%
  28     7/25/2007     7.56%       9.38%         9.38%            72     3/25/2011     7.90%        11.96%        11.96%
  29     8/25/2007     7.31%       9.08%         9.08%            73     4/25/2011     7.13%        10.79%        10.79%
  30     9/25/2007     7.31%       9.07%         9.07%            74     5/25/2011     7.37%        11.13%        11.13%
  31    10/25/2007     7.36%       9.18%         9.18%            75     6/25/2011     7.13%        10.77%        10.77%
  32    11/25/2007     7.13%       8.89%         8.89%
  33    12/25/2007     7.39%       9.57%         9.57%
  34     1/25/2008     7.21%       9.92%         9.92%
  35     2/25/2008     7.21%       9.91%         9.91%
  36     3/25/2008     7.70%      10.59%        10.59%
  37     4/25/2008     7.20%       9.90%         9.90%
  38     5/25/2008     7.44%      10.23%        10.23%
  39     6/25/2008     7.20%      10.22%        10.22%
  40     7/25/2008     7.44%      11.16%        11.16%
  41     8/25/2008     7.20%      10.79%        10.79%
  42     9/25/2008     7.19%      10.78%        10.78%
  43    10/25/2008     7.43%      11.13%        11.13%
  44    11/25/2008     7.19%      10.77%        10.77%
------------------------------------------------------------------------------------------------------------------------------

    (1) Assumes 6-month LIBOR at 3.15% and is run at the pricing speed to call.
    (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
    (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      Asset-Backed Funding Corporation
      Asset-Backed Certificates, Series 2005-HE1
      $1,737,560,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                             Mezzanine Certificates
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                        Net WAC     Net WAC    Effective Net                            Net WAC      Net WAC     Effective Net
Period    Pay Date     Rate(1)     Rate(2)     WAC Rate(2)(3)    Period    Pay Date     Rate(1)      Rate(2)     WAC Rate(2)(3)
-------------------------------------------------------------    --------------------------------------------------------------
   1     4/25/2005     7.70%       7.70%         9.50%            45    12/25/2008     7.58%        11.47%        11.47%
   2     5/25/2005     6.68%       6.68%         9.50%            46     1/25/2009     7.33%        11.13%        11.13%
   3     6/25/2005     6.46%       6.46%         9.50%            47     2/25/2009     7.33%        11.12%        11.12%
   4     7/25/2005     6.68%       6.68%         9.50%            48     3/25/2009     8.11%        12.30%        12.30%
   5     8/25/2005     6.46%       6.46%         9.50%            49     4/25/2009     7.32%        11.10%        11.10%
   6     9/25/2005     6.46%       6.46%         9.50%            50     5/25/2009     7.57%        11.46%        11.46%
   7    10/25/2005     6.68%       6.68%         9.50%            51     6/25/2009     7.32%        11.09%        11.09%
   8    11/25/2005     6.46%       6.46%         9.50%            52     7/25/2009     7.56%        11.48%        11.48%
   9    12/25/2005     6.68%       6.68%         9.50%            53     8/25/2009     7.31%        11.10%        11.10%
  10     1/25/2006     6.46%       6.46%         9.50%            54     9/25/2009     7.31%        11.09%        11.09%
  11     2/25/2006     6.38%       6.38%         9.50%            55    10/25/2009     7.55%        11.45%        11.45%
  12     3/25/2006     7.07%       7.07%         9.50%            56    11/25/2009     7.31%        11.07%        11.07%
  13     4/25/2006     6.38%       6.38%         9.50%            57    12/25/2009     7.55%        11.43%        11.43%
  14     5/25/2006     6.60%       6.60%         9.50%            58     1/25/2010     7.31%        11.05%        11.05%
  15     6/25/2006     6.38%       6.38%         9.50%            59     2/25/2010     7.30%        11.04%        11.04%
  16     7/25/2006     6.60%       6.60%         9.50%            60     3/25/2010     8.08%        12.21%        12.21%
  17     8/25/2006     6.38%       6.39%         9.50%            61     4/25/2010     7.30%        11.02%        11.02%
  18     9/25/2006     6.38%       6.39%         9.50%            62     5/25/2010     7.54%        11.37%        11.37%
  19    10/25/2006     6.60%       6.60%         9.50%            63     6/25/2010     7.29%        11.00%        11.00%
  20    11/25/2006     6.39%       6.39%         9.50%            64     7/25/2010     7.53%        11.35%        11.35%
  21    12/25/2006     6.86%       6.87%         9.50%            65     8/25/2010     7.29%        10.97%        10.97%
  22     1/25/2007     7.47%       8.51%         9.50%            66     9/25/2010     7.28%        10.96%        10.96%
  23     2/25/2007     7.47%       8.51%         9.50%            67    10/25/2010     7.52%        11.31%        11.31%
  24     3/25/2007     8.27%       9.42%         9.50%            68    11/25/2010     7.28%        10.94%        10.94%
  25     4/25/2007     7.47%       8.50%         9.50%            69    12/25/2010     7.52%        11.29%        11.29%
  26     5/25/2007     7.71%       8.78%         9.50%            70     1/25/2011     7.27%        10.92%        10.92%
  27     6/25/2007     7.50%       8.74%         9.50%            71     2/25/2011     7.27%        10.90%        10.90%
  28     7/25/2007     7.75%       9.67%         9.67%            72     3/25/2011     8.05%        12.06%        12.06%
  29     8/25/2007     7.50%       9.35%         9.50%            73     4/25/2011     7.26%        10.88%        10.88%
  30     9/25/2007     7.50%       9.35%         9.50%            74     5/25/2011     7.50%        11.23%        11.23%
  31    10/25/2007     7.54%       9.45%         9.50%            75     6/25/2011     7.26%        10.85%        10.85%
  32    11/25/2007     7.30%       9.15%         9.50%
  33    12/25/2007     7.55%       9.72%         9.72%
  34     1/25/2008     7.36%      10.13%        10.13%
  35     2/25/2008     7.36%      10.12%        10.12%
  36     3/25/2008     7.86%      10.82%        10.82%
  37     4/25/2008     7.35%      10.11%        10.11%
  38     5/25/2008     7.60%      10.44%        10.44%
  39     6/25/2008     7.35%      10.35%        10.35%
  40     7/25/2008     7.59%      11.35%        11.35%
  41     8/25/2008     7.34%      10.97%        10.97%
  42     9/25/2008     7.34%      10.97%        10.97%
  43    10/25/2008     7.58%      11.32%        11.32%
  44    11/25/2008     7.34%      10.95%        10.95%
-------------------------------------------------------------------------------------------------------------------------------

    (1) Assumes 6-month LIBOR at 3.15%, and is run at the pricing speed to call.
    (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
    (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

                        Asset-Backed Funding Corporation
                   Asset-Backed Certificates, Series 2005-HE1

                                Collateral Annex

                                February 28, 2005

o For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.

o     The numbers may not add up to 100% due to rounding.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY

Summary                                                                            Total        Minimum           Maximum
-------------------------------------------------------------------   ------------------    -----------    --------------
Statistical Cut-off Date Aggregate Principal Balance                   $1,811,765,527.44
Number of Loans                                                                    9,581
Average Original Loan Balance                                                $189,430.63     $28,000.00     $1,155,000.00
Average Current Loan Balance                                                 $189,099.84     $27,956.80     $1,150,988.58
(1) Weighted Average Combined Original LTV                                         79.07%          7.22%           100.00%
(1) Weighted Average Gross Coupon                                                  7.029%         4.500%           12.350%
(1) (2) Weighted Average Gross Margin                                              5.290%         2.640%           10.550%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   23              2               179
(1) Weighted Average Remaining Term to Maturity (months)                             356            114               360
(1) (3) Weighted Average Credit Score                                                623            488               813

(1) Weighted Average reflected in Total.

(2) Adjustable Loans Only

(3) 99.44% of the Mortgage Loans have Credit Scores.

                                                                Percent of Cut-off Date
                                         Range                     Principal Balance
--------------------------------------   --------------------   -----------------------
Product Type                             Adjustable                               87.77%
                                         Fixed                                    12.23%

Fully Amortizing Mortgage Loans                                                   85.10%
5 Year Interest Only Loans                                                        14.90%
Lien:                                    First                                    99.70%
                                         Second                                    0.30%
Originator:                              Option One                               81.03%
                                         Accredited                               18.97%

Property Type                            SFR                                      72.62%
                                         2-4 Family                               11.34%
                                         PUD                                       8.34%
                                         Condominium                               5.01%
                                         Manufactured Housing                      2.57%
                                         Townhouse                                 0.09%
                                         Modular                                   0.03%
Geographic Distribution(Top 5 States)    California                               24.83%
                                         New York                                 11.07%
                                         Massachusetts                             8.18%
                                         Florida                                   6.84%
                                         New Jersey                                4.93%
Number of States                         48
Largest Zip Code Concentration           92336(CA)                                 0.27%
Loans with Prepayment Penalties                                                   74.84%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation           Banc of America Securities [LOGO](TM)
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Loan Originator

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Originator                         Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Accredited Home Lenders              1,575     $343,693,765.00          18.97%    41.75%    7.075%      647      81.14%        359
Option One Mortgage Corporation      8,006    1,468,071,762.44          81.03     39.20     7.019       617      78.59         359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Originator                        Maturity    Age
-------------------------------   ---------   ----
Accredited Home Lenders                 356      3
Option One Mortgage Corporation         356      2
-------------------------------   ---------   ----
Total:                                  356      2

Loan Servicer

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Servicer                           Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Countrywide                          1,575     $343,693,765.00          18.97%    41.75%    7.075%      647      81.14%        359
Option One Mortgage Corporation      8,006    1,468,071,762.44          81.03     39.20     7.019       617      78.59         359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Servicer                          Maturity    Age
-------------------------------   ---------   ----
Countrywide                             356      3
Option One Mortgage Corporation         356      2
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Range of Mortgage Coupons

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Mortgage Coupons                   Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
4.001 - 4.500                            1         $138,958.85           0.01%    50.00%    4.500%      643      80.00%        360
4.501 - 5.000                           94       23,623,117.54           1.30     38.64     4.945       663      71.61         360
5.001 - 5.500                          319       76,925,298.18           4.25     39.81     5.338       654      75.54         359
5.501 - 6.000                        1,097      258,940,293.15          14.29     40.12     5.847       647      76.96         359
6.001 - 6.500                        1,396      310,754,097.08          17.15     39.41     6.313       638      78.38         359
6.501 - 7.000                        1,838      381,462,263.39          21.05     40.11     6.812       636      79.46         359
7.001 - 7.500                        1,346      247,730,118.23          13.67     39.72     7.306       620      80.64         359
7.501 - 8.000                        1,305      216,972,901.75          11.98     40.12     7.797       607      81.57         358
8.001 - 8.500                          757      114,061,925.10           6.30     39.20     8.285       587      81.29         358
8.501 - 9.000                          631       83,719,923.81           4.62     38.29     8.783       573      80.58         358
9.001 - 9.500                          335       44,536,184.28           2.46     39.12     9.270       555      78.62         358
9.501 - 10.000                         244       29,481,945.56           1.63     38.51     9.785       547      76.66         357
10.001 - 10.500                        109       12,359,711.63           0.68     39.86    10.300       545      74.72         360
10.501 - 11.000                         58        6,201,208.96           0.34     37.68    10.789       540      71.63         354
11.001 - 11.500                         26        2,474,505.32           0.14     39.65    11.235       534      70.90         356
11.501 - 12.000                         22        2,151,108.87           0.12     33.43    11.750       526      65.73         360
12.001 - 12.500                          3          231,965.74           0.01     22.03    12.230       532      65.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Mortgage Coupons                  Maturity    Age
-------------------------------   ---------   ----
4.001 - 4.500                           356      4
4.501 - 5.000                           357      3
5.001 - 5.500                           357      2
5.501 - 6.000                           357      2
6.001 - 6.500                           356      2
6.501 - 7.000                           356      2
7.001 - 7.500                           356      2
7.501 - 8.000                           356      2
8.001 - 8.500                           356      2
8.501 - 9.000                           356      2
9.001 - 9.500                           356      2
9.501 - 10.000                          355      2
10.001 - 10.500                         358      2
10.501 - 11.000                         352      2
11.001 - 11.500                         355      2
11.501 - 12.000                         358      2
12.001 - 12.500                         359      1
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Combined Original Loan-to-Value Ratio

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Combined Original LTV              Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
5.01 - 10.00                             1          $64,868.00           0.00%    41.61%    7.990%      545       7.22%        360
10.01 - 15.00                            5          986,251.76           0.05     34.05     6.427       676      13.15         278
15.01 - 20.00                            5          375,907.65           0.02     34.67     6.697       617      17.76         360
20.01 - 25.00                           13        1,283,561.25           0.07     28.95     7.261       584      23.48         354
25.01 - 30.00                           18        2,436,681.82           0.13     37.05     6.897       623      28.35         347
30.01 - 35.00                           35        4,081,095.52           0.23     41.04     6.911       618      32.88         353
35.01 - 40.00                           74        8,225,253.40           0.45     35.94     7.148       590      37.83         352
40.01 - 45.00                           76        9,741,270.44           0.54     35.46     6.724       591      42.78         355
45.01 - 50.00                          133       21,918,392.43           1.21     38.82     6.924       598      47.99         359
50.01 - 55.00                          152       26,144,837.73           1.44     38.08     6.751       604      53.10         354
55.01 - 60.00                          268       49,668,192.30           2.74     40.33     6.847       589      58.19         357
60.01 - 65.00                          483       92,986,347.82           5.13     39.29     7.102       584      63.49         357
65.01 - 70.00                          590      120,833,294.89           6.67     39.18     6.978       595      68.77         357
70.01 - 75.00                          817      160,481,784.12           8.86     39.01     7.142       595      73.97         358
75.01 - 80.00                        3,568      671,834,995.24          37.08     40.40     6.892       634      79.70         359
80.01 - 85.00                        1,140      209,583,987.61          11.57     39.33     7.088       621      84.41         359
85.01 - 90.00                        1,271      264,906,594.24          14.62     39.41     7.154       638      89.60         359
90.01 - 95.00                          738      134,677,863.70           7.43     39.05     7.273       639      94.69         360
95.01 - 100.00                         194       31,534,347.52           1.74     42.30     7.586       658      99.68         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Combined Original LTV             Maturity    Age
-------------------------------   ---------   ----
5.01 - 10.00                            357      3
10.01 - 15.00                           277      2
15.01 - 20.00                           359      1
20.01 - 25.00                           353      2
25.01 - 30.00                           345      2
30.01 - 35.00                           351      2
35.01 - 40.00                           350      2
40.01 - 45.00                           353      2
45.01 - 50.00                           356      2
50.01 - 55.00                           352      2
55.01 - 60.00                           355      2
60.01 - 65.00                           355      2
65.01 - 70.00                           355      2
70.01 - 75.00                           356      2
75.01 - 80.00                           357      2
80.01 - 85.00                           356      2
85.01 - 90.00                           357      2
90.01 - 95.00                           358      2
95.01 - 100.00                          357      3
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Statistical Cut-off Date Principal Balance

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Principal Balance                  Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
less than 50,000.00                    130       $6,341,584.67           0.35%    31.94%    8.575%      595      68.51%        338
50,000.01 - 100,000.00               2,047      155,673,606.15           8.59     35.89     7.978       612      78.13         354
100,000.01 - 150,000.00              2,172      270,776,960.13          14.95     37.73     7.303       617      78.75         358
150,000.01 - 200,000.00              1,773      308,482,674.95          17.03     39.19     7.033       618      78.33         359
200,000.01 - 250,000.00              1,196      267,279,451.84          14.75     39.64     6.967       620      78.97         359
250,000.01 - 300,000.00                876      239,875,708.97          13.24     40.96     6.794       625      78.97         359
300,000.01 - 350,000.00                483      156,307,282.87           8.63     41.18     6.792       629      80.05         360
350,000.01 - 400,000.00                390      146,147,768.89           8.07     41.17     6.774       634      80.99         360
400,000.01 - 450,000.00                177       75,129,306.51           4.15     42.55     6.617       641      81.54         359
450,000.01 - 500,000.00                151       72,225,666.10           3.99     40.25     6.669       638      80.62         360
500,000.01 - 550,000.00                 64       33,609,712.78           1.86     41.19     6.662       624      79.33         360
550,000.01 - 600,000.00                 52       30,001,463.77           1.66     43.33     6.698       621      80.95         360
600,000.01 - 650,000.00                 27       17,051,077.22           0.94     44.00     7.131       605      75.27         360
650,000.01 - 700,000.00                 16       10,755,993.26           0.59     43.90     7.035       615      78.26         360
700,000.01 - 750,000.00                 12        8,773,085.88           0.48     40.63     6.877       645      72.63         360
800,000.01 - 850,000.00                  7        5,738,699.15           0.32     42.36     6.479       604      72.28         360
850,000.01 - 900,000.00                  3        2,668,603.82           0.15     42.88     6.547       642      73.37         360
900,000.01 - 950,000.00                  3        2,803,424.46           0.15     43.78     6.591       654      76.57         360
950,000.01 - 1,000,000.00                1          972,467.44           0.05     43.22     6.750       668      73.58         360
over 1,000,000.01                        1        1,150,988.58           0.06     50.08     6.750       601      66.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Principal Balance                 Maturity    Age
-------------------------------   ---------   ----
less than 50,000.00                     335      3
50,000.01 - 100,000.00                  352      2
100,000.01 - 150,000.00                 356      2
150,000.01 - 200,000.00                 357      2
200,000.01 - 250,000.00                 357      2
250,000.01 - 300,000.00                 357      2
300,000.01 - 350,000.00                 358      2
350,000.01 - 400,000.00                 358      2
400,000.01 - 450,000.00                 356      2
450,000.01 - 500,000.00                 358      2
500,000.01 - 550,000.00                 358      2
550,000.01 - 600,000.00                 358      2
600,000.01 - 650,000.00                 358      2
650,000.01 - 700,000.00                 358      2
700,000.01 - 750,000.00                 357      3
800,000.01 - 850,000.00                 358      2
850,000.01 - 900,000.00                 358      2
900,000.01 - 950,000.00                 356      4
950,000.01 - 1,000,000.00               357      3
over 1,000,000.01                       356      4
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Original Term to Maturity

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Original Term to Maturity          Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
120                                      7         $618,766.92           0.03%    34.13%    7.276%      617      72.49%        120
180                                     94        8,789,324.05           0.49     35.69     7.355       632      67.13         180
240                                     50        5,737,661.21           0.32     37.77     7.129       636      71.21         240
360                                  9,430    1,796,619,775.26          99.16     39.72     7.027       623      79.16         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Original Term to Maturity         Maturity    Age
-------------------------------   ---------   ----
120                                     116      4
180                                     178      2
240                                     238      2
360                                     358      2
-------------------------------   ---------   ----
Total:                                  356      2

Remaining Term to Maturity

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Remaining Term to Maturity         Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
111 - 115                                3         $257,192.12           0.01%    33.70%    7.536%      601      83.26%        120
116 - 120                                4          361,574.80           0.02     34.44     7.091       628      64.83         120
171 - 175                                4          245,556.33           0.01     26.67     7.369       675      80.66         180
176 - 180                               90        8,543,767.72           0.47     35.95     7.355       631      66.74         180
231 - 235                                4          264,132.08           0.01     31.10     8.308       617      90.58         240
236 - 240                               46        5,473,529.13           0.30     38.09     7.072       637      70.28         240
346 - 350                                1           47,585.21           0.00     53.97     8.250       513      82.19         360
351 - 355                              178       34,421,124.56           1.90     41.63     7.534       624      83.69         360
356 - 360                            9,251    1,762,151,065.49          97.26     39.68     7.018       623      79.07         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Remaining Term to Maturity        Maturity    Age
-------------------------------   ---------   ----
111 - 115                               114      6
116 - 120                               118      2
171 - 175                               175      5
176 - 180                               178      2
231 - 235                               234      6
236 - 240                               238      2
346 - 350                               347     13
351 - 355                               355      5
356 - 360                               358      2
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Credit Score

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Credit Score                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
801 - 850                                8       $1,388,129.77           0.08%    40.49%    5.963%      805      75.41%        360
751 - 800                              200       40,320,591.40           2.23     38.26     6.534       767      80.90         356
701 - 750                              714      149,986,961.87           8.28     39.63     6.627       721      83.43         359
651 - 700                            1,927      393,229,572.59          21.70     39.84     6.592       672      81.24         359
601 - 650                            3,050      579,089,064.69          31.96     39.83     6.788       626      80.23         359
551 - 600                            2,067      379,163,939.10          20.93     39.31     7.279       578      76.88         359
501 - 550                            1,496      253,504,875.79          13.99     40.11     8.137       526      73.99         359
451 - 500                               32        4,969,139.00           0.27     36.90     8.603       499      69.99         360
None                                    87       10,113,253.23           0.56     37.63     8.036         0      71.58         358
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Credit Score                      Maturity    Age
-------------------------------   ---------   ----
801 - 850                               358      2
751 - 800                               353      2
701 - 750                               357      2
651 - 700                               356      2
601 - 650                               356      2
551 - 600                               357      2
501 - 550                               357      2
451 - 500                               357      3
None                                    356      2
-------------------------------   ---------   ----
Total:                                  356      2

Credit Grade

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Credit Grade                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
AA+                                  5,490   $1,012,855,030.60          55.90%    39.02%    6.762%      637      80.33%        358
AA                                   1,138      216,099,476.33          11.93     39.49     7.104       587      76.75         359
A+                                     834      190,750,584.99          10.53     42.15     6.844       685      81.17         359
A                                    1,108      216,264,876.72          11.94     40.74     7.389       586      79.05         359
A-                                      72       13,203,775.10           0.73     41.20     7.712       589      81.89         360
B                                      579      103,219,614.31           5.70     39.62     7.887       559      73.55         359
C                                      225       35,777,437.89           1.97     38.75     8.635       556      70.03         360
C-                                       7        1,329,968.59           0.07     41.26     7.642       584      66.86         360
CC                                     117       20,236,445.27           1.12     40.54     9.762       545      63.77         360
CG                                       4          753,431.27           0.04     45.61     7.165       659      87.54         360
NG                                       7        1,274,886.37           0.07     40.05     8.038       592      87.09         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Credit Grade                      Maturity    Age
-------------------------------   ---------   ----
AA+                                     356      2
AA                                      357      2
A+                                      356      3
A                                       356      3
A-                                      356      4
B                                       357      2
C                                       358      2
C-                                      356      4
CC                                      358      2
CG                                      356      4
NG                                      358      2
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Property Type

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Property Type                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Single Family Residence              7,140   $1,315,756,787.70          72.62%    39.50%    7.041%      617      78.87%        359
Two-to-Four Family                     858      205,442,502.51          11.34     40.39     6.941       646      79.15         360
Planned Unit Development               655      151,152,996.66           8.34     40.37     6.964       624      79.59         359
Low Rise Condominium                   365       61,905,680.39           3.42     39.85     7.063       636      79.89         359
Manufactured Housing                   404       46,509,712.40           2.57     38.14     7.302       643      80.04         354
Condominium                            123       24,224,471.39           1.34     42.68     6.916       660      81.85         360
High Rise Condominium                   19        4,041,094.19           0.22     36.60     7.440       664      82.72         360
Townhouse                               10        1,714,702.79           0.09     42.46     6.807       662      81.37         360
Mid Rise Condominium                     4          560,870.68           0.03     41.93     6.747       711      80.00         360
Modular                                  3          456,708.73           0.03     36.09     7.431       571      73.17         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Property Type                     Maturity    Age
-------------------------------   ---------   ----
Single Family Residence                 356      2
Two-to-Four Family                      357      2
Planned Unit Development                357      2
Low Rise Condominium                    357      2
Manufactured Housing                    352      3
Condominium                             357      3
High Rise Condominium                   357      3
Townhouse                               357      3
Mid Rise Condominium                    357      3
Modular                                 357      3
-------------------------------   ---------   ----
Total:                                  356      2

Occupancy Status

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Occupancy Status                   Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Owner Occupied                       8,622   $1,653,770,482.70          91.28%    39.85%    7.001%      620      79.03%        359
Non-Owner Occupied                     800      127,820,273.38           7.06     37.71     7.490       657      79.83         359
Second Home                            159       30,174,771.36           1.67     39.65     6.647       651      78.26         359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Occupancy Status                  Maturity    Age
-------------------------------   ---------   ----
Owner Occupied                          356      2
Non-Owner Occupied                      357      2
Second Home                             356      2
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Documentation

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Documentation                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Full Documentation                   5,552     $928,440,945.03          51.25%    39.89%    7.048%      610      80.20%        358
Stated Income Documentation          3,673      800,962,617.91          44.21     39.50     7.020       634      77.57         359
No Documentation                       175       34,461,326.33           1.90     25.76     6.985       702      83.37         360
12 mos. Bank stmt                      121       32,358,225.52           1.79     38.86     6.712       638      80.91         359
Limited Income                          54       14,283,427.74           0.79     41.05     7.120       615      75.96         360
6 Months Bank Statement                  6        1,258,984.91           0.07     27.67     7.321       643      77.23         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Documentation                     Maturity    Age
-------------------------------   ---------   ----
Full Documentation                      356      2
Stated Income Documentation             357      2
No Documentation                        358      2
12 mos. Bank stmt                       355      3
Limited Income                          358      2
6 Months Bank Statement                 356      4
-------------------------------   ---------   ----
Total:                                  356      2

Loan Purpose

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Loan Purpose                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Cash-Out Refinance                   5,468   $1,058,162,874.07          58.41%    39.36%    7.022%      608      77.00%        358
Purchase                             3,284      605,565,409.25          33.42     40.11     6.972       654      82.56         360
Rate-Term Refinance                    828      147,167,086.18           8.12     40.35     7.325       601      79.71         358
Construction Permit                      1          870,157.94           0.05     50.72     6.800       557      70.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Loan Purpose                      Maturity    Age
-------------------------------   ---------   ----
Cash-Out Refinance                      356      2
Purchase                                357      2
Rate-Term Refinance                     356      2
Construction Permit                     357      3
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Product Type

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Product Type                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
10 Year Fixed                            7         $618,766.92           0.03%    34.13%    7.276%      617      72.49%        120
15 Year Fixed                           75        6,611,565.18           0.36     34.79     7.395       633      69.74         180
15 Year Fixed Rate Reduction             2          278,359.95           0.02     43.69     8.204       554      72.75         180
15/15 ARM                                1           56,745.76           0.00     32.95     9.840       507      80.00         360
15/15 ARM with 5yr IO                    1          220,000.00           0.01     30.09     6.900       636      80.00         360
1/29 ARM                                 1          104,290.20           0.01     33.09     9.200       599      90.00         360
20 Year Fixed                           49        5,653,276.06           0.31     38.00     7.125       636      70.86         240
2/13 ARM                                14        1,554,617.47           0.09     38.86     7.176       649      56.50         180
2/28 ARM                             6,770    1,245,178,001.28          68.73     39.63     7.161       614      79.44         360
2/28 ARM with 5yr IO                   866      238,730,225.69          13.18     41.05     6.399       650      81.42         360
30 Year Fixed                        1,237      199,758,944.18          11.03     39.00     7.119       635      74.47         360
30 Year Fixed with 5yr IO               27        6,036,098.70           0.33     39.80     6.904       652      79.94         360
30 Year Fixed Rate Reduction            15        2,553,006.50           0.14     42.74     8.411       563      68.18         360
3/12 ARM                                 3          344,781.45           0.02     32.10     6.713       605      60.52         180
3/17 ARM                                 1           84,385.15           0.00     22.43     7.399       623      95.00         240
3/27 ARM                               391       72,464,572.02           4.00     38.61     6.837       630      79.42         360
3/27 ARM with 5yr IO                    78       21,967,811.88           1.21     39.16     6.038       659      79.79         360
5/25 ARM                                18        3,732,034.28           0.21     44.53     7.281       647      85.22         360
5/25 ARM with 5yr IO                    12        3,017,490.81           0.17     42.76     6.322       683      82.14         360
6 Month ARM                             13        2,800,553.96           0.15     39.73     6.612       630      82.39         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Product Type                      Maturity    Age
-------------------------------   ---------   ----
10 Year Fixed                           116      4
15 Year Fixed                           178      2
15 Year Fixed Rate Reduction            179      1
15/15 ARM                               359      1
15/15 ARM with 5yr IO                   359      1
1/29 ARM                                358      2
20 Year Fixed                           238      2
2/13 ARM                                178      2
2/28 ARM                                358      2
2/28 ARM with 5yr IO                    358      2
30 Year Fixed                           358      2
30 Year Fixed with 5yr IO               358      2
30 Year Fixed Rate Reduction            358      2
3/12 ARM                                179      1
3/17 ARM                                233      7
3/27 ARM                                358      2
3/27 ARM with 5yr IO                    358      2
5/25 ARM                                357      3
5/25 ARM with 5yr IO                    357      3
6 Month ARM                             358      2
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Lien Position

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Lien Position                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1                                    9,520   $1,806,330,265.98          99.70%    39.69%    7.022%      623      79.09%        359
2                                       61        5,435,261.46           0.30     40.11     9.641       622      74.88         350
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Lien Position                     Maturity    Age
-------------------------------   ---------   ----
1                                       356      2
2                                       348      2
-------------------------------   ---------   ----
Total:                                  356      2

Prepayment Penalty Term

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Prepayment Penalty Term            Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
None                                 2,400     $455,863,892.75          25.16%    39.08%    7.230%      619      78.99%        358
6                                       29        7,335,613.42           0.40     42.03     7.145       658      81.28         359
12                                     612      147,787,434.23           8.16     41.14     6.864       641      77.14         359
18                                       1          263,280.14           0.01     43.68     6.500       719      80.00         360
24                                   5,260      993,891,843.28          54.86     39.93     6.972       619      79.80         360
30                                      20        3,869,406.21           0.21     44.45     6.975       608      81.88         360
36                                   1,086      177,434,380.62           9.79     38.68     6.963       634      76.32         355
42                                       1          279,115.11           0.02     46.23     7.499       639     100.00         360
48                                       8        1,134,733.96           0.06     40.01     7.077       642      83.02         352
60                                     164       23,905,827.72           1.32     38.42     7.091       635      81.36         355
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Prepayment Penalty Term           Maturity    Age
-------------------------------   ---------   ----
None                                    356      2
6                                       356      3
12                                      356      2
18                                      357      3
24                                      357      2
30                                      357      3
36                                      353      2
42                                      356      4
48                                      349      3
60                                      352      4
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation           Banc of America Securities [LOGO](TM)
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Geographic Distribution

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Geographic Distribution            Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
California                           1,649     $449,942,544.55          24.83%    41.22%    6.688%      623      76.64%        359
New York                               767      200,535,561.91          11.07     40.21     6.866       631      77.54         359
Massachussetts                         610      148,224,090.46           8.18     40.33     6.628       628      76.98         359
Florida                                789      123,908,220.62           6.84     39.03     7.317       622      79.92         359
New Jersey                             387       89,391,994.31           4.93     40.35     7.244       623      79.31         360
Texas                                  510       62,803,544.26           3.47     38.40     7.645       605      79.97         352
Virginia                               340       62,150,464.12           3.43     38.89     7.337       613      80.06         358
Illinois                               272       48,813,027.16           2.69     39.38     7.495       630      81.98         360
Michigan                               348       44,071,936.65           2.43     38.47     7.253       614      82.14         360
Pennsylvania                           330       43,929,758.41           2.42     37.35     7.251       611      80.22         358
Maryland                               212       43,001,811.84           2.37     39.49     7.478       608      79.47         360
Connecticut                            237       42,580,003.51           2.35     39.86     7.000       621      80.25         358
Colorado                               219       38,198,623.56           2.11     39.36     6.573       636      81.94         359
Rhode Island                           181       35,869,806.31           1.98     40.10     6.479       626      76.80         360
Ohio                                   282       32,147,048.90           1.77     37.96     7.843       612      84.82         359
Nevada                                 137       31,757,534.97           1.75     40.47     6.818       626      77.72         360
Georgia                                219       30,426,684.99           1.68     38.19     7.734       621      84.06         358
Arizona                                167       25,097,827.49           1.39     38.26     6.978       631      81.40         358
New Hampshire                          133       25,034,701.64           1.38     40.19     6.817       620      78.45         359
Washington                             149       24,877,633.44           1.37     37.38     7.008       634      81.63         360
North Carolina                         200       24,327,043.53           1.34     37.88     7.505       620      82.74         358
Minnesota                              102       17,070,552.56           0.94     40.13     7.160       621      81.24         360
Maine                                  123       16,660,384.46           0.92     35.82     7.025       627      79.20         350
Oregon                                  88       13,825,206.44           0.76     41.28     7.089       633      80.98         360
Tennessee                              117       12,806,715.17           0.71     37.82     7.739       607      83.61         359
Indiana                                119       12,644,520.56           0.70     36.52     7.673       631      83.90         357
Utah                                    86       12,611,154.83           0.70     36.13     6.549       637      84.60         360
Wisconsin                               82       11,279,462.10           0.62     38.31     7.426       622      81.47         358
Missouri                                96       10,318,467.93           0.57     35.53     7.786       608      82.87         357
Louisiana                               80        9,231,026.39           0.51     36.48     7.979       600      81.54         356
South Carolina                          69        8,573,809.51           0.47     37.93     7.641       621      83.89         357
Alabama                                 72        8,027,615.95           0.44     36.48     7.868       607      82.62         349
Hawaii                                  25        7,163,254.08           0.40     41.86     7.089       637      77.99         355
Vermont                                 42        6,301,424.92           0.35     37.63     6.961       619      78.97         356
Kentucky                                53        5,436,157.14           0.30     38.91     7.379       625      82.21         360
Delaware                                30        5,106,608.10           0.28     36.70     7.393       632      81.46         360
Idaho                                   44        4,808,173.85           0.27     38.54     7.302       620      82.23         355
Oklahoma                                45        4,057,753.41           0.22     33.58     7.640       609      84.26         355
Kansas                                  31        3,117,462.38           0.17     33.50     7.850       598      81.71         358
Wyoming                                 24        3,114,665.64           0.17     38.07     6.777       625      80.83         360
Iowa                                    28        2,801,978.69           0.15     34.09     7.914       604      83.33         352
New Mexico                              11        2,132,616.96           0.12     37.05     7.482       625      86.08         360
Mississippi                             22        1,953,412.08           0.11     36.96     7.967       608      90.21         355
Montana                                 14        1,642,513.63           0.09     38.64     7.551       635      82.73         353
Arkansas                                19        1,286,206.60           0.07     34.86     8.439       590      86.89         360
Nebraska                                12        1,200,801.00           0.07     36.63     7.651       607      86.64         360
Alaska                                   5        1,171,113.05           0.06     44.64     6.384       629      81.68         360
South Dakota                             4          332,607.38           0.02     37.04     8.351       602      75.80         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Geographic Distribution           Maturity    Age
-------------------------------   ---------   ----
California                              357      3
New York                                357      2
Massachussetts                          357      2
Florida                                 357      2
New Jersey                              357      2
Texas                                   350      2
Virginia                                356      2
Illinois                                358      2
Michigan                                358      2
Pennsylvania                            355      2
Maryland                                358      2
Connecticut                             356      2
Colorado                                356      2
Rhode Island                            358      2
Ohio                                    357      2
Nevada                                  357      3
Georgia                                 356      2
Arizona                                 356      2
New Hampshire                           357      2
Washington                              357      3
North Carolina                          356      2
Minnesota                               358      2
Maine                                   348      2
Oregon                                  357      3
Tennessee                               357      2
Indiana                                 355      2
Utah                                    358      2
Wisconsin                               356      2
Missouri                                355      2
Louisiana                               354      2
South Carolina                          355      2
Alabama                                 346      2
Hawaii                                  352      3
Vermont                                 354      2
Kentucky                                358      2
Delaware                                358      2
Idaho                                   353      2
Oklahoma                                352      2
Kansas                                  355      2
Wyoming                                 358      2
Iowa                                    350      2
New Mexico                              357      3
Mississippi                             352      3
Montana                                 350      2
Arkansas                                358      2
Nebraska                                358      2
Alaska                                  358      2
South Dakota                            358      2
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Range of Gross Margins - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Gross Margin                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
2.501 - 3.000                           10       $2,272,948.70           0.14%    38.48%    5.307%      679      67.88%        360
3.001 - 3.500                          157       36,039,818.19           2.27     38.75     5.403       670      70.92         358
3.501 - 4.000                          550      127,946,221.35           8.05     38.95     5.757       657      75.65         360
4.001 - 4.500                        1,078      221,779,525.92          13.95     39.55     6.178       646      77.59         360
4.501 - 5.000                        1,455      308,671,004.00          19.41     39.70     6.513       634      80.13         360
5.001 - 5.500                        1,565      315,387,138.88          19.83     40.22     6.971       628      81.59         360
5.501 - 6.000                        1,271      236,642,626.21          14.88     40.08     7.375       610      81.69         360
6.001 - 6.500                          912      157,557,009.57           9.91     40.00     7.921       592      81.68         360
6.501 - 7.000                          556       93,696,863.74           5.89     39.97     8.461       572      80.03         360
7.001 - 7.500                          257       37,891,001.04           2.38     39.78     8.899       565      79.95         359
7.501 - 8.000                          242       35,256,646.39           2.22     40.57     9.498       544      77.64         359
8.001 - 8.500                           62        9,769,407.26           0.61     39.27     9.913       539      76.91         360
8.501 - 9.000                           31        4,364,021.10           0.27     38.48    10.187       530      74.53         360
9.001 - 9.500                           19        2,512,146.03           0.16     33.01    10.865       533      67.91         360
9.501 - 10.000                           3          441,174.77           0.03     34.02    11.835       513      60.02         360
10.501 - 11.000                          1           27,956.80           0.00     31.00    11.750       535      70.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               8,169   $1,590,255,509.95         100.00%    39.80%    7.014%      621      79.74%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Gross Margin                      Maturity    Age
-------------------------------   ---------   ----
2.501 - 3.000                           358      2
3.001 - 3.500                           356      2
3.501 - 4.000                           358      2
4.001 - 4.500                           358      2
4.501 - 5.000                           357      2
5.001 - 5.500                           358      2
5.501 - 6.000                           357      2
6.001 - 6.500                           357      3
6.501 - 7.000                           357      3
7.001 - 7.500                           357      2
7.501 - 8.000                           357      2
8.001 - 8.500                           358      2
8.501 - 9.000                           358      2
9.001 - 9.500                           358      2
9.501 - 10.000                          359      1
10.501 - 11.000                         355      5
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Initial Periodic Rate Cap - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Initial Cap                        Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1.000                                   29       $6,202,896.56           0.39%    39.99%    6.648%      625      81.42%        360
1.500                                1,419      325,028,421.60          20.44     41.92     7.069       647      81.20         360
2.000                                    2          790,082.73           0.05     38.93     7.868       564      69.78         360
3.000                                6,719    1,258,234,109.06          79.12     39.24     7.001       614      79.36         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               8,169   $1,590,255,509.95         100.00%    39.80%    7.014%      621      79.74%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Initial Cap                       Maturity    Age
-------------------------------   ---------   ----
1.000                                   357      3
1.500                                   357      3
2.000                                   357      3
3.000                                   358      2
-------------------------------   ---------   ----
Total:                                  357      2

Periodic Rate Cap - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Periodic Cap                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1.000                                6,711   $1,254,915,425.92          78.91%    39.22%    7.001%      614      79.39%        360
1.500                                1,456      334,881,492.93          21.06     41.93     7.066       646      81.08         360
2.000                                    2          458,591.10           0.03     51.08     6.542       608      51.55         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               8,169   $1,590,255,509.95         100.00%    39.80%    7.014%      621      79.74%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Periodic Cap                      Maturity    Age
-------------------------------   ---------   ----
1.000                                   358      2
1.500                                   357      3
2.000                                   357      3
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Range of Maximum Interest Rates - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Maximum Rate                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
10.001 - 10.500                          1         $138,958.85           0.01%    50.00%    4.500%      643      80.00%        360
10.501 - 11.000                         93       23,223,117.54           1.46     38.37     4.946       663      71.47         360
11.001 - 11.500                        288       68,809,087.00           4.33     39.24     5.327       653      75.62         359
11.501 - 12.000                        811      189,980,374.02          11.95     39.84     5.828       639      77.93         360
12.001 - 12.500                      1,001      222,667,708.83          14.00     38.73     6.279       632      79.11         360
12.501 - 13.000                      1,284      269,423,008.16          16.94     39.95     6.685       632      80.12         360
13.001 - 13.500                      1,102      211,425,734.17          13.30     40.33     7.046       622      80.82         360
13.501 - 14.000                      1,258      233,088,997.08          14.66     40.77     7.409       622      80.99         360
14.001 - 14.500                        832      148,216,054.50           9.32     39.93     7.860       607      81.55         360
14.501 - 15.000                        707      112,507,396.52           7.07     39.58     8.341       591      82.15         360
15.001 - 15.500                        354       52,752,730.59           3.32     39.44     8.949       568      79.78         359
15.501 - 16.000                        249       34,120,631.08           2.15     39.05     9.494       558      77.66         359
16.001 - 16.500                         98       13,183,950.71           0.83     40.71    10.103       545      76.09         360
16.501 - 17.000                         50        6,494,133.08           0.41     37.54    10.523       536      74.54         360
17.001 - 17.500                         19        2,000,400.23           0.13     39.03    11.170       525      68.25         360
17.501 - 18.000                         18        1,963,305.05           0.12     34.37    11.683       527      65.73         360
18.001 - 18.500                          3          231,965.74           0.01     22.03    12.230       532      65.00         360
18.501 - 19.000                          1           27,956.80           0.00     31.00    11.750       535      70.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               8,169   $1,590,255,509.95         100.00%    39.80%    7.014%      621      79.74%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Maximum Rate                      Maturity    Age
-------------------------------   ---------   ----
10.001 - 10.500                         356      4
10.501 - 11.000                         357      3
11.001 - 11.500                         356      2
11.501 - 12.000                         358      2
12.001 - 12.500                         358      2
12.501 - 13.000                         357      2
13.001 - 13.500                         357      2
13.501 - 14.000                         357      2
14.001 - 14.500                         357      3
14.501 - 15.000                         357      3
15.001 - 15.500                         357      2
15.501 - 16.000                         357      2
16.001 - 16.500                         358      2
16.501 - 17.000                         358      2
17.001 - 17.500                         358      2
17.501 - 18.000                         358      2
18.001 - 18.500                         359      1
18.501 - 19.000                         355      5
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Range of Minimum Interest Rates- (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Minimum Rate                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
4.001 - 4.500                            1         $138,958.85           0.01%    50.00%    4.500%      643      80.00%        360
4.501 - 5.000                           94       23,623,117.54           1.49     38.64     4.945       663      71.61         360
5.001 - 5.500                          314       75,404,002.87           4.74     39.81     5.344       653      75.76         359
5.501 - 6.000                          931      222,488,845.13          13.99     40.21     5.843       645      78.04         360
6.001 - 6.500                        1,200      272,753,287.59          17.15     39.45     6.317       636      79.32         360
6.501 - 7.000                        1,562      331,171,785.84          20.83     40.36     6.813       634      80.33         360
7.001 - 7.500                        1,170      221,437,279.38          13.92     39.93     7.310       619      81.23         360
7.501 - 8.000                        1,108      191,017,234.78          12.01     40.20     7.797       604      81.93         360
8.001 - 8.500                          634       98,905,373.55           6.22     39.25     8.288       584      81.96         360
8.501 - 9.000                          515       70,295,834.26           4.42     38.17     8.780       570      81.31         360
9.001 - 9.500                          273       38,291,589.74           2.41     39.05     9.270       551      78.59         359
9.501 - 10.000                         199       25,304,438.53           1.59     38.53     9.783       540      76.23         359
10.001 - 10.500                         87       10,646,652.67           0.67     40.19    10.299       539      74.06         360
10.501 - 11.000                         42        4,740,317.92           0.30     38.92    10.780       530      71.44         360
11.001 - 11.500                         18        1,924,896.17           0.12     39.29    11.206       526      67.40         360
11.501 - 12.000                         18        1,879,929.39           0.12     33.47    11.745       521      64.36         360
12.001 - 12.500                          3          231,965.74           0.01     22.03    12.230       532      65.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               8,169   $1,590,255,509.95         100.00%    39.80%    7.014%      621      79.74%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Minimum Rate                      Maturity    Age
-------------------------------   ---------   ----
4.001 - 4.500                           356      4
4.501 - 5.000                           357      3
5.001 - 5.500                           356      2
5.501 - 6.000                           358      2
6.001 - 6.500                           358      2
6.501 - 7.000                           357      2
7.001 - 7.500                           357      2
7.501 - 8.000                           357      2
8.001 - 8.500                           358      2
8.501 - 9.000                           358      2
9.001 - 9.500                           357      2
9.501 - 10.000                          357      2
10.001 - 10.500                         358      2
10.501 - 11.000                         358      2
11.001 - 11.500                         358      2
11.501 - 12.000                         358      2
12.001 - 12.500                         359      1
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Next Interest Adjustment Date - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Next Rate Adjustment Date          Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
April 1, 2005                            2         $275,240.55           0.02%    46.58%    5.391%      646      80.00%        360
May 1, 2005                              3          820,507.80           0.05     45.47     5.954       614      82.22         360
June 1, 2005                             6        1,238,421.68           0.08     30.69     7.080       615      82.05         360
July 1, 2005                             2          466,383.93           0.03     48.79     7.249       686      84.97         360
December 1, 2005                         1          104,290.20           0.01     33.09     9.200       599      90.00         360
May 1, 2006                              1           88,910.63           0.01     47.79     7.699       674     100.00         360
June 1, 2006                             3          610,388.07           0.04     40.50     5.826       697      82.34         360
July 1, 2006                             7        1,600,325.46           0.10     41.43     7.106       591      83.28         360
August 1, 2006                          20        3,545,898.98           0.22     41.16     7.984       648      87.95         360
September 1, 2006                       77       19,649,636.37           1.24     42.61     7.510       620      81.41         360
September 10, 2006                       1          216,815.10           0.01     56.20     7.250       603      75.00         360
October 1, 2006                        485      103,216,700.07           6.49     41.65     6.934       627      78.95         360
November 1, 2006                     2,297      506,924,520.81          31.88     40.83     6.757       638      79.64         360
November 22, 2006                        1          164,952.99           0.01     31.80     9.990       585      65.00         360
November 23, 2006                        1          199,696.21           0.01     40.16     7.400       623      80.00         360
November 24, 2006                        2          291,749.62           0.02     32.87     8.567       543      67.38         360
December 1, 2006                     3,098      568,158,467.50          35.73     39.57     7.182       608      80.14         360
December 3, 2006                         3          444,481.00           0.03     34.78     8.567       606      82.68         360
December 6, 2006                         2          276,058.84           0.02     44.14     9.329       550      72.14         360
December 8, 2006                         2          133,163.53           0.01     27.88     8.310       647      82.65         360
December 15, 2006                        2          355,150.90           0.02     30.86     7.790       598      83.70         360
January 1, 2007                      1,649      279,633,513.57          17.58     37.84     7.244       608      79.13         359
June 1, 2007                             2          488,809.26           0.03     46.59     7.661       614      95.55         360
July 1, 2007                             1           84,385.15           0.01     22.43     7.399       623      95.00         240
August 1, 2007                           8        1,055,083.75           0.07     43.00     7.792       616      97.20         360
September 1, 2007                        8        1,228,888.99           0.08     44.80     7.817       580      84.36         360
October 1, 2007                         36        8,039,564.83           0.51     40.15     6.577       639      80.84         360
November 1, 2007                       106       22,736,186.23           1.43     37.67     6.277       648      78.28         360
December 1, 2007                       204       40,757,909.82           2.56     39.32     6.778       633      79.65         359
January 1, 2008                        107       20,423,137.26           1.28     37.23     6.688       634      78.15         358
October 1, 2009                          6        1,059,052.26           0.07     44.12     7.328       602      87.00         360
November 1, 2009                        24        5,690,472.83           0.36     43.67     6.764       675      83.26         360
January 1, 2020                          2          276,745.76           0.02     30.68     7.503       610      80.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               8,169   $1,590,255,509.95         100.00%    39.80%    7.014%      621      79.74%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Next Rate Adjustment Date         Maturity    Age
-------------------------------   ---------   ----
April 1, 2005                           356      4
May 1, 2005                             357      3
June 1, 2005                            358      2
July 1, 2005                            359      1
December 1, 2005                        358      2
May 1, 2006                             351      9
June 1, 2006                            352      8
July 1, 2006                            353      7
August 1, 2006                          354      6
September 1, 2006                       355      5
September 10, 2006                      356      4
October 1, 2006                         356      4
November 1, 2006                        357      3
November 22, 2006                       358      2
November 23, 2006                       358      2
November 24, 2006                       358      2
December 1, 2006                        358      2
December 3, 2006                        359      1
December 6, 2006                        359      1
December 8, 2006                        359      1
December 15, 2006                       359      1
January 1, 2007                         358      1
June 1, 2007                            352      8
July 1, 2007                            233      7
August 1, 2007                          354      6
September 1, 2007                       355      5
October 1, 2007                         356      4
November 1, 2007                        357      3
December 1, 2007                        357      2
January 1, 2008                         357      1
October 1, 2009                         356      4
November 1, 2009                        357      3
January 1, 2020                         359      1
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
TOTAL MORTGAGE LOANS

Debt to Income

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
DTI                                Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
0.00 - 4.99                            199      $38,933,805.40           2.15%     2.84%    7.063%      690      82.18%        360
5.00 - 9.99                             19        3,184,829.71           0.18      8.87     6.990       620      80.50         354
10.00 - 14.99                          104       12,546,184.32           0.69     12.94     7.357       615      76.82         355
15.00 - 19.99                          278       36,383,790.31           2.01     17.87     7.135       618      76.86         357
20.00 - 24.99                          512       73,235,933.43           4.04     22.91     7.084       616      77.81         357
25.00 - 29.99                          825      131,101,604.26           7.24     27.66     7.130       619      77.76         358
30.00 - 34.99                        1,245      216,484,710.10          11.95     32.63     6.998       622      79.04         358
35.00 - 39.99                        1,669      316,932,889.36          17.49     37.63     7.025       622      78.98         359
40.00 - 44.99                        2,333      476,951,639.23          26.33     42.81     7.017       632      79.54         359
45.00 - 49.99                        1,672      351,028,072.58          19.37     47.58     6.966       615      79.94         359
50.00 - 54.99                          614      132,436,527.65           7.31     52.25     7.074       605      77.96         359
55.00 >=                               111       22,545,541.09           1.24     57.02     7.209       599      74.95         357
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               9,581   $1,811,765,527.44         100.00%    39.69%    7.029%      623      79.07%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
DTI                               Maturity    Age
-------------------------------   ---------   ----
0.00 - 4.99                             358      2
5.00 - 9.99                             351      2
10.00 - 14.99                           353      2
15.00 - 19.99                           355      2
20.00 - 24.99                           355      2
25.00 - 29.99                           356      2
30.00 - 34.99                           356      2
35.00 - 39.99                           357      2
40.00 - 44.99                           357      2
45.00 - 49.99                           356      2
50.00 - 54.99                           357      2
55.00 >=                                355      2
-------------------------------   ---------   ----
Total:                                  356      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

                          DESCRIPTION OF THE COLLATERAL
                              GROUP I LOANS SUMMARY

Summary                                                                            Total        Minimum           Maximum
-------------------------------------------------------------------   ------------------    -----------    --------------
Statistical Cut-off Date Aggregate Principal Balance                     $704,441,453.18
Number of Loans                                                                    4,208
Average Original Loan Balance                                                $167,679.29     $50,000.00       $668,000.00
Average Current Loan Balance                                                 $167,405.29     $39,686.99       $667,063.51
(1) Weighted Average Combined Original LTV                                         78.99%         18.05%           100.00%
(1) Weighted Average Gross Coupon                                                  7.090%         4.800%           11.300%
(1) (2) Weighted Average Gross Margin                                              5.223%         3.000%            7.990%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   23              4               179
(1) Weighted Average Remaining Term to Maturity (months)                             357            118               360
(1) (3) Weighted Average Credit Score                                                620            500               804

(1)   Weighted Average reflected in Total.

(2)   Adjustable Loans Only

(3)   99.27% of the Mortgage Loans have Credit Scores.

                                                                Percent of Cut-off Date
                                         Range                     Principal Balance
--------------------------------------   --------------------   -----------------------
Product Type                             Adjustable                               87.24%
                                         Fixed                                    12.76%
Fully Amortizing Mortgage Loans                                                   90.93%
5 Year Interest Only Loans                                                         9.07%
Lien                                     First                                    99.85%
                                         Second                                    0.15%
Originator                               Option One                              100.00%
                                         Accredited                                0.00%
Property Type                            SFR                                      74.57%
                                         2-4 Family                               13.14%
                                         PUD                                       6.89%
                                         Condominium                               5.39%
                                         Manufactured Housing                      0.00%
Geographic Distribution (Top 5 States)   California                               17.69%
                                         New York                                 10.23%
                                         Massachusetts                            10.21%
                                         Florida                                   7.58%
                                         New Jersey                                4.86%
Number of States                         47
Largest Zip Code Concentration           02360 (NY)                                0.33%
Loans with Prepayment Penalties                                                   72.18%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation           Banc of America Securities [LOGO](TM)
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Loan Originator

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Originator                         Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Option One Mortgage Corporation      4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Originator                        Maturity    Age
-------------------------------   ---------   ----
Option One Mortgage Corporation         357      2
-------------------------------   ---------   ----
Total:                                  357      2

Loan Servicer

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Servicer                           Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Option One Mortgage Corporation      4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Servicer                          Maturity    Age
-------------------------------   ---------   ----
Option One Mortgage Corporation         357      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Range of Mortgage Coupons

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Mortgage Coupons                   Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
4.501 - 5.000                           46      $10,679,561.07           1.52%    39.91%    4.945%      690      74.31%        360
5.001 - 5.500                          154       31,845,472.50           4.52     41.17     5.333       661      76.04         360
5.501 - 6.000                          472       96,426,937.21          13.69     40.05     5.832       654      76.04         359
6.001 - 6.500                          595      116,128,306.68          16.49     40.02     6.302       636      77.79         358
6.501 - 7.000                          720      134,054,889.96          19.03     40.87     6.791       631      79.27         359
7.001 - 7.500                          541       89,337,743.76          12.68     40.49     7.294       614      81.18         359
7.501 - 8.000                          574       86,051,410.79          12.22     40.16     7.777       602      80.89         358
8.001 - 8.500                          336       45,119,098.48           6.40     39.10     8.288       595      83.25         359
8.501 - 9.000                          356       46,022,551.45           6.53     39.81     8.781       571      80.78         359
9.001 - 9.500                          211       26,367,780.38           3.74     40.59     9.268       557      78.65         358
9.501 - 10.000                         136       15,133,768.71           2.15     41.00     9.751       546      74.88         358
10.001 - 10.500                         46        5,439,961.95           0.77     41.10    10.294       555      75.17         360
10.501 - 11.000                         18        1,482,599.83           0.21     39.95    10.800       522      72.13         343
11.001 - 11.500                          3          351,370.41           0.05     38.15    11.194       521      68.93         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Mortgage Coupons                  Maturity    Age
-------------------------------   ---------   ----
4.501 - 5.000                           358      2
5.001 - 5.500                           358      2
5.501 - 6.000                           357      2
6.001 - 6.500                           356      2
6.501 - 7.000                           357      2
7.001 - 7.500                           357      2
7.501 - 8.000                           357      2
8.001 - 8.500                           357      2
8.501 - 9.000                           357      2
9.001 - 9.500                           356      2
9.501 - 10.000                          356      2
10.001 - 10.500                         358      2
10.501 - 11.000                         341      2
11.001 - 11.500                         358      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Combined Original Loan-to-Value Ratio

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Combined Original LTV              Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
15.01 - 20.00                            2         $109,881.78           0.02%    40.25%    7.295%      582      18.27%        360
20.01 - 25.00                            3          198,360.43           0.03     33.92     7.167       653      23.25         324
25.01 - 30.00                            4          526,199.59           0.07     46.08     7.097       557      29.40         360
30.01 - 35.00                           13        1,751,496.17           0.25     41.79     7.084       631      32.50         360
35.01 - 40.00                           34        3,812,216.57           0.54     38.34     7.367       576      37.78         356
40.01 - 45.00                           28        4,020,709.99           0.57     39.50     6.911       584      42.58         358
45.01 - 50.00                           68       11,236,183.17           1.60     40.55     6.806       597      48.16         359
50.01 - 55.00                           66       10,307,628.10           1.46     38.11     6.745       604      52.82         354
55.01 - 60.00                          128       21,113,445.67           3.00     39.54     6.835       600      57.99         358
60.01 - 65.00                          209       35,890,674.86           5.09     40.25     7.089       587      63.44         356
65.01 - 70.00                          252       47,067,736.03           6.68     40.77     7.081       593      68.93         355
70.01 - 75.00                          369       64,897,962.88           9.21     40.25     7.227       595      73.83         359
75.01 - 80.00                        1,599      255,253,734.54          36.23     40.46     6.927       625      79.73         359
80.01 - 85.00                          400       71,632,116.03          10.17     40.18     7.021       620      84.36         359
85.01 - 90.00                          589      104,920,677.03          14.89     40.45     7.348       642      89.62         359
90.01 - 95.00                          396       64,553,149.27           9.16     39.73     7.407       635      94.72         360
95.01 - 100.00                          48        7,149,281.07           1.01     41.17     7.401       688      99.72         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Combined Original LTV             Maturity    Age
-------------------------------   ---------   ----
15.01 - 20.00                           359      1
20.01 - 25.00                           322      2
25.01 - 30.00                           358      2
30.01 - 35.00                           358      2
35.01 - 40.00                           354      2
40.01 - 45.00                           356      2
45.01 - 50.00                           357      2
50.01 - 55.00                           352      2
55.01 - 60.00                           355      2
60.01 - 65.00                           354      2
65.01 - 70.00                           353      2
70.01 - 75.00                           357      2
75.01 - 80.00                           357      2
80.01 - 85.00                           357      2
85.01 - 90.00                           357      2
90.01 - 95.00                           358      2
95.01 - 100.00                          358      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Statistical Cut-off Date Principal Balance

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Principal Balance                  Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
less than 50,000.00                     41       $2,034,255.65           0.29%    37.69%    8.632%      594      64.46%        333
50,000.01 - 100,000.00                 936       71,694,542.84          10.18     38.93     8.040       612      79.15         355
100,000.01 - 150,000.00              1,072      133,825,932.24          19.00     39.41     7.337       614      78.84         359
150,000.01 - 200,000.00                861      149,637,883.33          21.24     40.44     7.064       614      78.17         359
200,000.01 - 250,000.00                573      127,902,819.06          18.16     40.34     6.954       617      79.08         359
250,000.01 - 300,000.00                420      114,876,181.34          16.31     40.84     6.741       624      78.98         359
300,000.01 - 350,000.00                228       73,977,048.81          10.50     41.40     6.673       633      79.57         360
350,000.01 - 400,000.00                 49       17,935,255.33           2.55     42.27     6.769       650      81.44         360
400,000.01 - 450,000.00                 20        8,434,127.76           1.20     42.36     6.402       672      83.49         360
450,000.01 - 500,000.00                  5        2,354,602.23           0.33     36.25     6.534       734      86.11         360
500,000.01 - 550,000.00                  1          540,000.00           0.08     28.63     6.150       681      80.00         360
550,000.01 - 600,000.00                  1          561,741.08           0.08     38.81     7.990       639      90.00         360
650,000.01 - 700,000.00                  1          667,063.51           0.09     54.41     7.800       566      80.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Principal Balance                 Maturity    Age
-------------------------------   ---------   ----
less than 50,000.00                     331      2
50,000.01 - 100,000.00                  354      2
100,000.01 - 150,000.00                 357      2
150,000.01 - 200,000.00                 357      2
200,000.01 - 250,000.00                 357      2
250,000.01 - 300,000.00                 357      2
300,000.01 - 350,000.00                 358      2
350,000.01 - 400,000.00                 358      2
400,000.01 - 450,000.00                 358      2
450,000.01 - 500,000.00                 358      2
500,000.01 - 550,000.00                 357      3
550,000.01 - 600,000.00                 358      2
650,000.01 - 700,000.00                 358      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Original Term to Maturity

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Original Term to Maturity          Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
120                                      2         $257,713.17           0.04%    31.47%    6.631%      653      66.72%        120
180                                     38        3,476,547.82           0.49     40.20     7.731       614      72.34         180
240                                     17        2,182,575.74           0.31     41.54     6.598       649      67.34         240
360                                  4,151      698,524,616.45          99.16     40.29     7.088       620      79.06         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Original Term to Maturity         Maturity    Age
-------------------------------   ---------   ----
120                                     118      2
180                                     178      2
240                                     238      2
360                                     358      2
-------------------------------   ---------   ----
Total:                                  357      2

Remaining Term to Maturity

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Remaining Term to Maturity         Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
116 - 120                                2         $257,713.17           0.04%    31.47%    6.631%      653      66.72%        120
171 - 175                                1           48,575.93           0.01     27.38     6.250       687      55.56         180
176 - 180                               37        3,427,971.89           0.49     40.38     7.752       613      72.58         180
236 - 240                               17        2,182,575.74           0.31     41.54     6.598       649      67.34         240
351 - 355                               16        3,032,121.14           0.43     44.47     7.710       592      76.51         360
356 - 360                            4,135      695,492,495.31          98.73     40.27     7.085       620      79.07         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Remaining Term to Maturity        Maturity    Age
-------------------------------   ---------   ----
116 - 120                               118      2
171 - 175                               174      6
176 - 180                               178      2
236 - 240                               238      2
351 - 355                               355      5
356 - 360                               358      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Credit Score

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Credit Score                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
801 - 850                                5         $886,352.84           0.13%    39.45%    5.469%      802      80.59%        360
751 - 800                               68       12,233,010.19           1.74     39.18     6.531       768      84.75         359
701 - 750                              272       49,643,368.34           7.05     40.23     6.532       722      84.08         360
651 - 700                              845      154,565,616.49          21.94     40.12     6.471       671      81.24         358
601 - 650                            1,334      220,019,720.52          31.23     40.55     6.848       626      79.99         358
551 - 600                              987      161,725,772.72          22.96     39.96     7.439       577      76.78         359
501 - 550                              645       98,991,012.20          14.05     40.65     8.296       527      74.03         359
451 - 500                                9        1,264,639.11           0.18     41.24     9.499       500      64.33         360
None                                    43        5,111,960.77           0.73     40.68     8.218         0      73.59         355
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Credit Score                      Maturity    Age
-------------------------------   ---------   ----
801 - 850                               358      2
751 - 800                               357      2
701 - 750                               358      2
651 - 700                               356      2
601 - 650                               356      2
551 - 600                               357      2
501 - 550                               357      2
451 - 500                               358      2
None                                    354      2
-------------------------------   ---------   ----
Total:                                  357      2

Credit Grade

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Credit Grade                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
AA+                                  2,935     $496,561,166.36          70.49%    40.21%    6.828%      639      80.52%        359
AA                                     559       93,140,471.53          13.22     40.78     7.281       588      77.57         359
A                                      284       43,936,369.03           6.24     40.61     7.632       564      75.66         358
B                                      274       43,042,147.78           6.11     39.58     8.031       559      74.58         358
C                                      109       18,838,190.99           2.67     40.39     8.615       555      70.45         360
CC                                      44        8,566,963.16           1.22     41.39     9.240       556      63.27         360
NG                                       3          356,144.33           0.05     37.87     8.063       607      82.51         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Credit Grade                      Maturity    Age
-------------------------------   ---------   ----
AA+                                     357      2
AA                                      356      2
A                                       356      2
B                                       356      2
C                                       358      2
CC                                      358      2
NG                                      358      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Property Type

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Property Type                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Single Family Residence              3,286     $525,315,578.53          74.57%    40.08%    7.109%      615      78.97%        359
Two-to-Four Family                     412       92,579,622.00          13.14     41.37     6.952       645      78.94         360
Planned Unit Development               269       48,569,315.05           6.89     40.54     7.067       619      79.21         357
Low Rise Condominium                   236       37,334,470.46           5.30     40.34     7.186       632      79.02         359
High Rise Condominium                    5          642,467.14           0.09     34.60     6.983       659      82.52         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Property Type                     Maturity    Age
-------------------------------   ---------   ----
Single Family Residence                 357      2
Two-to-Four Family                      358      2
Planned Unit Development                355      2
Low Rise Condominium                    357      2
High Rise Condominium                   358      2
-------------------------------   ---------   ----
Total:                                  357      2

Occupancy Status

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Occupancy Status                   Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Owner Occupied                       3,672     $621,306,175.94          88.20%    40.17%    7.048%      615      78.78%        358
Non-Owner Occupied                     461       71,043,985.40          10.09     41.16     7.505       658      80.77         360
Second Home                             75       12,091,291.84           1.72     41.39     6.798       647      79.14         359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Occupancy Status                  Maturity    Age
-------------------------------   ---------   ----
Owner Occupied                          357      2
Non-Owner Occupied                      358      2
Second Home                             357      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Documentation

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Documentation                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Full Documentation                   2,524     $386,400,462.56          54.85%    40.57%    7.119%      611      80.22%        359
Stated Income                        1,656      312,045,806.54          44.30     39.87     7.049       631      77.51         358
Limited Income Documentation            28        5,995,184.08           0.85     43.74     7.256       606      76.37         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Documentation                     Maturity    Age
-------------------------------   ---------   ----
Full Documentation                      357      2
Stated Income                           356      2
Limited Income Documentation            358      2
-------------------------------   ---------   ----
Total:                                  357      2

Loan Purpose

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Loan Purpose                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Cash-Out Refinance                   2,358     $411,800,664.69          58.46%    40.19%    7.113%      607      76.77%        358
Purchase                             1,479      230,852,094.57          32.77     40.27     6.987       648      82.89         360
Rate-Term Refinance                    371       61,788,693.92           8.77     41.01     7.316       603      79.17         359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Loan Purpose                      Maturity    Age
-------------------------------   ---------   ----
Cash-Out Refinance                      356      2
Purchase                                358      2
Rate-Term Refinance                     357      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Product Type

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Product Type                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
10 Year Fixed                            2         $257,713.17           0.04%    31.47%    6.631%      653      66.72%        120
15 Year Fixed                           27        2,503,861.59           0.36     40.78     7.590       622      71.56         180
15 Year Fixed Rate Reduction             1          107,313.58           0.02     48.04     6.950       628      77.14         180
15/15 ARM                                1           56,745.76           0.01     32.95     9.840       507      80.00         360
1/29 ARM                                 1          104,290.20           0.01     33.09     9.200       599      90.00         360
20 Year Fixed                           17        2,182,575.74           0.31     41.54     6.598       649      67.34         240
2/13 ARM                                 9          788,267.99           0.11     38.02     8.367       577      73.40         180
2/28 ARM                             3,132      513,713,348.68          72.92     40.44     7.221       609      79.41         360
2/28 ARM with 5yr IO                   257       56,461,497.29           8.02     39.33     6.194       674      82.49         360
30 Year Fixed                          517       84,504,566.94          12.00     40.09     7.090       643      74.40         360
30 Year Fixed Rate Reduction             2          337,516.50           0.05     44.28     6.240       608      67.00         360
3/12 ARM                                 1           77,104.66           0.01     32.66     6.900       633      80.00         180
3/27 ARM                               208       35,537,801.22           5.04     40.28     6.856       632      79.46         360
3/27 ARM with 5yr IO                    31        7,435,094.65           1.06     39.11     5.821       674      80.21         360
6 Month ARM                              2          373,755.21           0.05     42.08     6.359       629      78.74         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Product Type                      Maturity    Age
-------------------------------   ---------   ----
10 Year Fixed                           118      2
15 Year Fixed                           178      2
15 Year Fixed Rate Reduction            178      2
15/15 ARM                               359      1
1/29 ARM                                358      2
20 Year Fixed                           238      2
2/13 ARM                                178      2
2/28 ARM                                358      2
2/28 ARM with 5yr IO                    358      2
30 Year Fixed                           358      2
30 Year Fixed Rate Reduction            358      2
3/12 ARM                                178      2
3/27 ARM                                358      2
3/27 ARM with 5yr IO                    358      2
6 Month ARM                             359      1
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Lien Position

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Lien Position                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1                                    4,192     $703,371,779.99          99.85%    40.29%    7.086%      620      79.00%        359
2                                       16        1,069,673.19           0.15     42.24     9.636       656      73.33         354
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Lien Position                     Maturity    Age
-------------------------------   ---------   ----
1                                       357      2
2                                       352      2
-------------------------------   ---------   ----
Total:                                  357      2

Prepayment Penalty Term

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Prepayment Penalty Term            Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
None                                 1,130     $195,982,705.27          27.82%    40.12%    7.264%      622      79.38%        358
12                                     211       44,465,338.51           6.31     40.75     6.777       636      75.66         358
24                                   2,389      391,069,344.76          55.51     40.38     7.057       613      79.61         360
30                                       4          698,476.72           0.10     49.91     7.768       612      83.79         360
36                                     474       72,225,587.92          10.25     39.86     6.977       641      76.56         355
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Prepayment Penalty Term           Maturity    Age
-------------------------------   ---------   ----
None                                    356      2
12                                      356      2
24                                      358      2
30                                      359      1
36                                      354      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation           Banc of America Securities [LOGO](TM)
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Geographic Distribution

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Geographic Distribution            Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
California                             564     $124,589,222.03          17.69%    40.89%    6.749%      613      74.24%        360
New York                               302       72,050,028.02          10.23     40.95     6.931       632      77.41         359
Massachussetts                         327       71,911,476.81          10.21     40.44     6.575       634      76.91         359
Florida                                360       53,420,558.41           7.58     40.20     7.353       617      80.49         359
New Jersey                             171       34,262,017.73           4.86     40.77     7.208       622      79.28         359
Texas                                  285       33,193,988.77           4.71     39.77     7.705       617      80.86         353
Virginia                               156       25,318,084.63           3.59     39.66     7.402       613      81.62         360
Michigan                               195       23,571,412.41           3.35     40.65     7.438       613      82.64         360
Connecticut                            131       21,046,782.40           2.99     41.54     6.961       614      78.91         358
Pennsylvania                           154       20,495,553.34           2.91     39.47     7.115       619      79.93         360
Rhode Island                            96       18,863,476.51           2.68     40.13     6.420       628      76.52         359
Maryland                                82       16,316,906.23           2.32     40.01     7.299       610      79.87         360
Illinois                               105       15,425,003.58           2.19     38.65     7.896       613      81.62         360
Ohio                                   133       14,594,059.61           2.07     38.87     8.049       607      84.87         359
Georgia                                109       14,414,083.83           2.05     39.59     7.801       617      84.31         355
Colorado                                81       13,039,574.74           1.85     40.15     6.355       637      81.71         359
New Hampshire                           70       12,401,923.20           1.76     40.85     6.740       622      79.53         358
North Carolina                          90       11,273,652.66           1.60     39.68     7.581       618      84.24         360
Arizona                                 73       10,905,624.63           1.55     39.72     6.922       630      81.65         356
Nevada                                  49        9,773,576.06           1.39     40.89     6.771       618      74.94         360
Minnesota                               54        8,527,878.44           1.21     41.29     7.087       624      81.40         360
Washington                              49        7,984,798.31           1.13     38.27     7.083       619      81.50         360
Maine                                   57        7,861,298.53           1.12     38.91     6.833       639      78.86         351
Tennessee                               56        6,960,596.47           0.99     39.55     7.817       591      82.64         360
Wisconsin                               47        6,004,642.05           0.85     39.79     7.448       614      80.20         359
Indiana                                 51        5,232,107.41           0.74     38.71     7.644       625      82.41         360
Utah                                    38        5,026,998.24           0.71     38.08     6.475       644      86.07         360
Louisiana                               38        4,656,231.24           0.66     38.48     7.758       604      82.14         356
Missouri                                44        4,449,320.21           0.63     38.38     8.232       606      85.65         358
Oregon                                  27        4,403,526.58           0.63     41.14     7.287       602      82.53         360
Alabama                                 28        3,438,946.22           0.49     41.64     7.792       607      81.63         348
Vermont                                 21        3,017,209.93           0.43     40.15     7.286       617      80.29         360
South Carolina                          23        2,744,552.72           0.39     40.98     7.323       632      86.64         360
Idaho                                   24        2,608,105.99           0.37     38.50     7.414       609      86.95         360
Kentucky                                24        2,438,033.21           0.35     40.53     7.249       642      81.35         360
Hawaii                                   9        2,092,878.96           0.30     42.78     7.304       610      69.26         343
Wyoming                                 14        1,843,190.39           0.26     40.29     6.809       611      79.34         360
Oklahoma                                16        1,507,630.70           0.21     39.27     7.733       602      84.69         360
Iowa                                    10        1,278,387.87           0.18     36.61     8.103       593      81.41         351
Delaware                                 8        1,266,188.02           0.18     39.69     7.342       610      81.15         360
Kansas                                   9        1,003,527.64           0.14     34.11     7.735       609      82.90         360
Alaska                                   4          841,992.15           0.12     44.63     6.632       598      82.33         360
Mississippi                              8          805,716.42           0.11     38.26     7.876       621      89.89         348
Arkansas                                 8          612,971.47           0.09     38.17     8.871       569      86.78         360
Nebraska                                 4          441,589.30           0.06     37.84     8.479       547      90.12         360
Montana                                  3          419,041.86           0.06     41.99     7.028       666      85.72         360
South Dakota                             1          107,087.25           0.02      38.6       9.2       545         80         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Geographic Distribution           Maturity    Age
-------------------------------   ---------   ----
California                              357      2
New York                                357      2
Massachussetts                          357      2
Florida                                 358      2
New Jersey                              357      2
Texas                                   351      2
Virginia                                358      2
Michigan                                358      2
Connecticut                             356      2
Pennsylvania                            358      2
Rhode Island                            357      2
Maryland                                358      2
Illinois                                358      2
Ohio                                    358      2
Georgia                                 353      2
Colorado                                357      2
New Hampshire                           356      2
North Carolina                          358      2
Arizona                                 354      2
Nevada                                  358      2
Minnesota                               358      2
Washington                              358      2
Maine                                   349      2
Tennessee                               358      2
Wisconsin                               357      2
Indiana                                 358      2
Utah                                    358      2
Louisiana                               354      2
Missouri                                356      2
Oregon                                  358      2
Alabama                                 346      2
Vermont                                 358      2
South Carolina                          358      2
Idaho                                   358      2
Kentucky                                358      2
Hawaii                                  341      2
Wyoming                                 358      2
Oklahoma                                358      2
Iowa                                    350      2
Delaware                                359      1
Kansas                                  359      1
Alaska                                  358      2
Mississippi                             346      2
Arkansas                                358      2
Nebraska                                359      1
Montana                                 358      2
South Dakota                            358      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Range of Gross Margins - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Gross Margin                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
2.501 - 3.000                            5         $922,601.90           0.15%    41.38%    5.142%      723      65.32%        360
3.001 - 3.500                           79       16,573,476.47           2.70     40.74     5.322       674      73.21         360
3.501 - 4.000                          283       58,104,445.81           9.45     39.75     5.763       666      75.87         360
4.001 - 4.500                          517       93,963,430.27          15.29     39.91     6.232       644      77.15         360
4.501 - 5.000                          640      113,420,588.01          18.46     40.32     6.615       634      80.35         360
5.001 - 5.500                          625      111,178,961.80          18.09     40.89     7.074       619      82.44         360
5.501 - 6.000                          563       89,643,870.82          14.59     40.00     7.542       601      82.11         360
6.001 - 6.500                          388       53,466,983.18           8.70     40.00     8.134       574      82.04         360
6.501 - 7.000                          286       41,996,077.48           6.83     40.80     8.742       556      77.84         360
7.001 - 7.500                          146       19,646,807.15           3.20     40.53     9.197       550      79.48         359
7.501 - 8.000                          110       15,630,662.77           2.54     41.29     9.480       534      76.34         358
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               3,642     $614,547,905.66         100.00%    40.31%    7.090%      617      79.70%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Gross Margin                      Maturity    Age
-------------------------------   ---------   ----
2.501 - 3.000                           358      2
3.001 - 3.500                           358      2
3.501 - 4.000                           358      2
4.001 - 4.500                           358      2
4.501 - 5.000                           358      2
5.001 - 5.500                           358      2
5.501 - 6.000                           358      2
6.001 - 6.500                           358      2
6.501 - 7.000                           358      2
7.001 - 7.500                           357      2
7.501 - 8.000                           356      2
-------------------------------   ---------   ----
Total:                                  358      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Initial Periodic Rate Cap - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Initial Cap                        Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1.000                                    5         $975,787.41           0.16%    42.16%    6.200%      625      74.96%        360
3.000                                3,637      613,572,118.25          99.84     40.31     7.091       617      79.71         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               3,642     $614,547,905.66         100.00%    40.31%    7.090%      617      79.70%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Initial Cap                       Maturity    Age
-------------------------------   ---------   ----
1.000                                   357      3
3.000                                   358      2
-------------------------------   ---------   ----
Total:                                  358      2

Periodic Rate Cap - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Periodic Cap                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1.000                                3,625     $610,709,134.83          99.38%    40.30%    7.091%      617      79.77%        360
1.500                                   16        3,544,921.01           0.58     41.25     7.048       594      69.38         360
2.000                                    1          293,849.82           0.05     57.68     6.150       602      53.64         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               3,642     $614,547,905.66         100.00%    40.31%    7.090%      617      79.70%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Periodic Cap                      Maturity    Age
-------------------------------   ---------   ----
1.000                                   358      2
1.500                                   356      4
2.000                                   356      4
-------------------------------   ---------   ----
Total:                                  358      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Range of Maximum Interest Rates - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Maximum Rate                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
10.501 - 11.000                         46      $10,679,561.07           1.74%    39.91%    4.945%      690      74.31%        360
11.001 - 11.500                        151       31,192,930.08           5.08     41.06     5.335       660      76.26         360
11.501 - 12.000                        401       81,306,435.14          13.23     39.89     5.821       650      77.08         360
12.001 - 12.500                        497       98,022,039.46          15.95     40.00     6.293       634      79.07         360
12.501 - 13.000                        612      113,168,774.52          18.41     40.91     6.787       629      80.42         360
13.001 - 13.500                        476       79,751,185.67          12.98     40.60     7.281       611      81.81         360
13.501 - 14.000                        489       73,888,162.32          12.02     40.31     7.761       597      81.50         360
14.001 - 14.500                        292       39,885,282.53           6.49     39.32     8.276       591      83.84         360
14.501 - 15.000                        313       41,398,516.44           6.74     39.70     8.757       567      80.53         360
15.001 - 15.500                        183       23,890,439.73           3.89     40.68     9.257       551      78.38         359
15.501 - 16.000                        125       14,828,001.65           2.41     41.05     9.697       540      74.63         358
16.001 - 16.500                         41        5,126,972.46           0.83     40.83    10.287       550      75.31         360
16.501 - 17.000                         14        1,108,217.30           0.18     40.09    10.690       516      73.03         360
17.001 - 17.500                          2          301,387.29           0.05     36.30    11.185       515      67.31         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               3,642     $614,547,905.66         100.00%    40.31%    7.090%      617      79.70%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Maximum Rate                      Maturity    Age
-------------------------------   ---------   ----
10.501 - 11.000                         358      2
11.001 - 11.500                         358      2
11.501 - 12.000                         358      2
12.001 - 12.500                         358      2
12.501 - 13.000                         358      2
13.001 - 13.500                         358      2
13.501 - 14.000                         358      2
14.001 - 14.500                         358      2
14.501 - 15.000                         358      2
15.001 - 15.500                         357      2
15.501 - 16.000                         356      2
16.001 - 16.500                         358      2
16.501 - 17.000                         358      2
17.001 - 17.500                         357      3
-------------------------------   ---------   ----
Total:                                  358      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Range of Minimum Interest Rates- (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Minimum Rate                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
4.501 - 5.000                           46      $10,679,561.07           1.74%    39.91%    4.945%      690      74.31%        360
5.001 - 5.500                          155       31,915,928.63           5.19     41.16     5.355       658      76.09         360
5.501 - 6.000                          405       82,153,079.94          13.37     39.91     5.825       650      77.04         360
6.001 - 6.500                          498       98,324,538.13          16.00     40.04     6.300       633      78.99         360
6.501 - 7.000                          612      113,390,028.06          18.45     40.89     6.795       629      80.40         360
7.001 - 7.500                          477       79,957,568.86          13.01     40.64     7.299       611      81.93         360
7.501 - 8.000                          489       73,620,344.67          11.98     40.28     7.773       597      81.47         360
8.001 - 8.500                          290       39,389,485.15           6.41     39.09     8.284       590      83.78         360
8.501 - 9.000                          312       41,074,520.23           6.68     39.61     8.776       567      80.83         360
9.001 - 9.500                          182       23,625,051.31           3.84     40.74     9.270       552      78.49         359
9.501 - 10.000                         121       14,023,272.42           2.28     41.11     9.748       540      74.52         358
10.001 - 10.500                         40        5,068,690.69           0.82     40.96    10.300       550      75.43         360
10.501 - 11.000                         13        1,024,449.21           0.17     40.31    10.776       516      73.28         360
11.001 - 11.500                          2          301,387.29           0.05     36.30    11.185       515      67.31         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               3,642     $614,547,905.66         100.00%    40.31%    7.090%      617      79.70%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Minimum Rate                      Maturity    Age
-------------------------------   ---------   ----
4.501 - 5.000                           358      2
5.001 - 5.500                           358      2
5.501 - 6.000                           358      2
6.001 - 6.500                           358      2
6.501 - 7.000                           358      2
7.001 - 7.500                           358      2
7.501 - 8.000                           358      2
8.001 - 8.500                           358      2
8.501 - 9.000                           358      2
9.001 - 9.500                           357      2
9.501 - 10.000                          356      2
10.001 - 10.500                         358      2
10.501 - 11.000                         358      2
11.001 - 11.500                         357      3
-------------------------------   ---------   ----
Total:                                  358      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Next Interest Adjustment Date - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Next Rate Adjustment Date          Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
June 1, 2005                             1         $139,958.66           0.02%    30.86%    5.790%      742      85.00%        360
July 1, 2005                             1          233,796.55           0.04     48.79     6.700       562      75.00         360
December 1, 2005                         1          104,290.20           0.02     33.09     9.200       599      90.00         360
August 1, 2006                           1           49,839.77           0.01     37.78     9.200       506      80.00         360
September 1, 2006                       11        2,605,940.95           0.42     44.55     7.726       590      76.41         360
September 10, 2006                       1          216,815.10           0.04     56.20     7.250       603      75.00         360
October 1, 2006                        153       29,342,712.54           4.77     41.94     7.018       604      75.06         360
November 1, 2006                       567      110,591,308.82          18.00     40.78     6.414       632      77.70         360
December 1, 2006                     1,723      281,918,052.16          45.87     40.49     7.314       612      80.76         360
December 8, 2006                         1           83,185.70           0.01     31.55     7.300       647      90.00         360
January 1, 2007                        941      146,155,258.92          23.78     39.27     7.292       611      80.20         360
October 1, 2007                         16        3,408,472.03           0.55     42.01     6.001       668      83.92         360
November 1, 2007                        42        8,428,265.20           1.37     39.27     6.261       651      78.22         360
December 1, 2007                       122       21,290,082.29           3.46     40.29     6.951       628      80.03         359
January 1, 2008                         60        9,923,181.01           1.61     39.60     6.676       641      78.31         360
January 1, 2020                          1           56,745.76           0.01     32.95     9.840       507      80.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               3,642     $614,547,905.66         100.00%    40.31%    7.090%      617      79.70%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Next Rate Adjustment Date         Maturity    Age
-------------------------------   ---------   ----
June 1, 2005                            358      2
July 1, 2005                            359      1
December 1, 2005                        358      2
August 1, 2006                          354      6
September 1, 2006                       355      5
September 10, 2006                      356      4
October 1, 2006                         356      4
November 1, 2006                        357      3
December 1, 2006                        358      2
December 8, 2006                        359      1
January 1, 2007                         359      1
October 1, 2007                         356      4
November 1, 2007                        357      3
December 1, 2007                        357      2
January 1, 2008                         359      1
January 1, 2020                         359      1
-------------------------------   ---------   ----
Total:                                  358      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP I LOANS

Debt to Income

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
DTI                                Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
25.00 - 29.99                          505      $74,634,893.65          10.59%    27.54%    7.189%      620      78.21%        358
30.00 - 34.99                          665      105,064,230.18          14.91     32.66     7.109       620      78.58         358
35.00 - 39.99                          883      150,165,645.70          21.32     37.63     7.076       621      78.90         359
40.00 - 44.99                        1,026      175,658,579.61          24.94     42.56     7.009       625      79.64         359
45.00 - 49.99                          772      133,947,865.19          19.01     47.33     7.123       616      79.34         358
50.00 - 54.99                          298       54,714,228.04           7.77     52.08     7.105       613      78.54         359
55.00 >=                                59       10,256,010.81           1.46     56.41     7.229       604      76.65         357
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               4,208     $704,441,453.18         100.00%    40.29%    7.090%      620      78.99%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
DTI                               Maturity    Age
-------------------------------   ---------   ----
25.00 - 29.99                           356      2
30.00 - 34.99                           356      2
35.00 - 39.99                           357      2
40.00 - 44.99                           357      2
45.00 - 49.99                           356      2
50.00 - 54.99                           357      2
55.00 >=                                355      2
-------------------------------   ---------   ----
Total:                                  357      2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

                          DESCRIPTION OF THE COLLATERAL
                             GROUP III LOANS SUMMARY

Summary                                                                            Total        Minimum           Maximum
-------------------------------------------------------------------   ------------------    -----------    --------------
Statistical Cut-off Date Aggregate Principal Balance                     $402,641,333.88
Number of Loans                                                                    1,301
Average Original Loan Balance                                                $310,047.68       $3300.00     $1,155,000.00
Average Current Loan Balance                                                 $309,486.04     $32,910.00     $1,150,988.58
(1) Weighted Average Combined Original LTV                                         79.85%         14.06%           100.00%
(1) Weighted Average Gross Coupon                                                  6.818%         4.875%           11.500%
(1) (2) Weighted Average Gross Margin                                              5.116%         2.890%            8.790%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                   23              3                57
(1) Weighted Average Remaining Term to Maturity (months)                             356            114               359
(1) (3) Weighted Average Credit Score                                                630            488               795

(1)   Weighted Average reflected in Total.

(2)   Adjustable Loans Only

(3)   99.95% of the Mortgage Loans have Credit Scores.

                                                                Percent of Cut-off Date
                                         Range                     Principal Balance
--------------------------------------   --------------------   -----------------------
Product Type                             Adjustable                               88.45%
                                         Fixed                                    12.55%
Fully Amortizing Mortgage Loans                                                   73.34%
5 Year Interest Only Loans                                                        26.66%
Lien                                     First                                    99.38%
                                         Second                                    0.62%
Originator                               Option One                               75.85%
                                         Accredited                               24.15%
Property Type                            SFR                                      68.72%
                                         2-4 Family                                3.93%
                                         PUD                                      12.75%
                                         Condominium                               2.84%
                                         Manufactured Housing                     11.55%
                                         Townhouse                                 0.10%
                                         Modular                                   0.11%
Geographic Distribution (Top 5 States)   California                               43.76%
                                         New York                                 10.23%
                                         Massachusetts                             6.33%
                                         Florida                                   5.50%
                                         New Jersey                                4.49%
Number of States                         45
Largest Zip Code Concentration           92065                                     0.69%
Loans with Prepayment Penalties                                                   79.24%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation           Banc of America Securities [LOGO](TM)
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Loan Originator

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Originator                         Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Accredited Home Lenders                341      $97,243,878.89          24.15%    41.51%    7.016%      645      81.31%        359
Option One Mortgage Corporation        960      305,397,454.99          75.85     41.03     6.755       625      79.39         359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Originator                        Maturity    Age
-------------------------------   ---------   ----
Accredited Home Lenders                 355      3
Option One Mortgage Corporation         357      2
-------------------------------   ---------   ----
Total:                                  356      3

Loan Servicer

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Servicer                           Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Countrywide                            341      $97,243,878.89          24.15%    41.51%    7.016%      645      81.31%        359
Option One Mortgage Corporation        960      305,397,454.99          75.85     41.03     6.755       625      79.39         359
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Servicer                          Maturity    Age
-------------------------------   ---------   ----
Countrywide                             355      3
Option One Mortgage Corporation         357      2
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Range of Mortgage Coupons

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Mortgage Coupons                   Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
4.501 - 5.000                           13       $5,924,067.62           1.47%    39.93%    4.934%      643      69.71%        360
5.001 - 5.500                           51       22,269,554.27           5.53     40.97     5.346       657      76.58         356
5.501 - 6.000                          178       69,509,528.89          17.26     42.00     5.850       646      78.63         359
6.001 - 6.500                          209       80,701,801.01          20.04     40.26     6.321       640      80.53         360
6.501 - 7.000                          263       86,172,421.42          21.40     41.35     6.816       636      79.97         358
7.001 - 7.500                          195       51,546,348.68          12.80     41.12     7.319       626      80.74         359
7.501 - 8.000                          183       43,145,613.67          10.72     41.11     7.805       615      83.14         360
8.001 - 8.500                           88       19,345,575.43           4.80     43.03     8.276       588      78.55         357
8.501 - 9.000                           72       13,356,609.08           3.32     39.09     8.758       568      79.45         358
9.001 - 9.500                           24        7,257,572.74           1.80     43.01     9.234       557      78.44         360
9.501 - 10.000                          12        1,814,096.72           0.45     39.45     9.839       556      83.10         349
10.001 - 10.500                          8          949,087.30           0.24     39.79    10.258       578      81.86         360
10.501 - 11.000                          4          525,096.68           0.13     26.23    10.785       607      75.27         360
11.001 - 11.500                          1          123,960.37           0.03     25.12    11.500       594      85.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Mortgage Coupons                  Maturity    Age
-------------------------------   ---------   ----
4.501 - 5.000                           357      3
5.001 - 5.500                           354      3
5.501 - 6.000                           357      2
6.001 - 6.500                           357      2
6.501 - 7.000                           356      3
7.001 - 7.500                           356      3
7.501 - 8.000                           357      3
8.001 - 8.500                           355      3
8.501 - 9.000                           356      2
9.001 - 9.500                           358      2
9.501 - 10.000                          347      2
10.001 - 10.500                         358      2
10.501 - 11.000                         358      2
11.001 - 11.500                         359      1
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Combined Original Loan-to-Value Ratio

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Combined Original LTV              Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
10.01 - 15.00                            1         $448,358.21           0.11%    46.26%    5.300%      781      14.06%        180
20.01 - 25.00                            1           69,912.22           0.02     40.60     8.350       599      21.54         360
25.01 - 30.00                            5        1,006,804.39           0.25     39.37     6.697       649      27.91         345
30.01 - 35.00                            2          134,709.64           0.03     32.35     7.802       589      32.22         360
35.01 - 40.00                            3          270,526.12           0.07     30.22     6.988       673      38.59         297
40.01 - 45.00                            3          325,625.72           0.08     37.07     6.394       597      43.85         360
45.01 - 50.00                            9        2,413,411.52           0.60     45.60     7.382       571      46.52         360
50.01 - 55.00                           14        4,437,842.43           1.10     40.40     6.278       615      53.48         348
55.01 - 60.00                           26        9,306,528.20           2.31     45.95     6.285       594      58.23         357
60.01 - 65.00                           62       21,028,105.59           5.22     40.68     6.724       595      63.31         359
65.01 - 70.00                           73       27,092,572.50           6.73     43.29     6.920       605      68.42         359
70.01 - 75.00                          112       39,125,625.48           9.72     39.75     6.908       610      74.09         359
75.01 - 80.00                          375      131,534,501.41          32.67     41.46     6.663       637      79.40         360
80.01 - 85.00                          343       67,750,941.14          16.83     40.20     7.030       635      84.51         359
85.01 - 90.00                          169       68,611,509.93          17.04     40.63     6.785       639      89.51         359
90.01 - 95.00                           52       20,028,456.73           4.97     40.77     6.907       654      94.70         359
95.01 - 100.00                          51        9,055,902.65           2.25     43.50     7.787       655      99.83         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Combined Original LTV             Maturity    Age
-------------------------------   ---------   ----
10.01 - 15.00                           179      1
20.01 - 25.00                           358      2
25.01 - 30.00                           343      2
30.01 - 35.00                           357      3
35.01 - 40.00                           294      3
40.01 - 45.00                           357      3
45.01 - 50.00                           358      2
50.01 - 55.00                           346      2
55.01 - 60.00                           354      2
60.01 - 65.00                           357      2
65.01 - 70.00                           357      3
70.01 - 75.00                           357      2
75.01 - 80.00                           357      3
80.01 - 85.00                           356      3
85.01 - 90.00                           357      3
90.01 - 95.00                           357      2
95.01 - 100.00                          356      4
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Statistical Cut-off Date Principal Balance

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Principal Balance                  Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
less than 50,000.00                     19         $871,084.05           0.22%    27.96%    7.806%      625      72.08%        328
50,000.01 - 100,000.00                 262       20,595,260.48           5.12     36.20     7.778       635      80.45         349
100,000.01 - 150,000.00                175       21,204,534.15           5.27     39.13     7.293       639      80.25         357
150,000.01 - 200,000.00                 74       12,886,325.71           3.20     40.60     7.222       646      81.56         355
200,000.01 - 250,000.00                 28        6,206,066.14           1.54     38.23     7.029       625      80.77         360
250,000.01 - 300,000.00                 16        4,279,806.16           1.06     39.52     7.177       638      82.11         352
300,000.01 - 350,000.00                 11        3,526,062.94           0.88     41.77     6.917       614      78.38         360
350,000.01 - 400,000.00                264       99,908,299.90          24.81     41.39     6.712       630      80.94         360
400,000.01 - 450,000.00                139       59,102,898.77          14.68     42.51     6.614       633      81.10         359
450,000.01 - 500,000.00                131       62,854,817.32          15.61     39.94     6.647       633      80.04         360
500,000.01 - 550,000.00                 63       33,069,712.78           8.21     41.41     6.670       623      79.32         360
550,000.01 - 600,000.00                 50       28,889,189.18           7.17     43.20     6.646       623      80.79         360
600,000.01 - 650,000.00                 27       17,051,077.22           4.23     44.00     7.131       605      75.27         360
650,000.01 - 700,000.00                 15       10,088,929.75           2.51     43.21     6.985       618      78.14         360
700,000.01 - 750,000.00                 12        8,773,085.88           2.18     40.63     6.877       645      72.63         360
800,000.01 - 850,000.00                  7        5,738,699.15           1.43     42.36     6.479       604      72.28         360
850,000.01 - 900,000.00                  3        2,668,603.82           0.66     42.88     6.547       642      73.37         360
900,000.01 - 950,000.00                  3        2,803,424.46           0.70     43.78     6.591       654      76.57         360
950,000.01 - 1,000,000.00                1          972,467.44           0.24     43.22     6.750       668      73.58         360
over 1,000,000.01                        1        1,150,988.58           0.29     50.08     6.750       601      66.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Principal Balance                 Maturity    Age
-------------------------------   ---------   ----
less than 50,000.00                     324      4
50,000.01 - 100,000.00                  347      3
100,000.01 - 150,000.00                 354      3
150,000.01 - 200,000.00                 352      3
200,000.01 - 250,000.00                 356      4
250,000.01 - 300,000.00                 349      4
300,000.01 - 350,000.00                 357      3
350,000.01 - 400,000.00                 357      3
400,000.01 - 450,000.00                 356      2
450,000.01 - 500,000.00                 358      2
500,000.01 - 550,000.00                 358      2
550,000.01 - 600,000.00                 358      2
600,000.01 - 650,000.00                 358      2
650,000.01 - 700,000.00                 358      2
700,000.01 - 750,000.00                 357      3
800,000.01 - 850,000.00                 358      2
850,000.01 - 900,000.00                 358      2
900,000.01 - 950,000.00                 356      4
950,000.01 - 1,000,000.00               357      3
over 1,000,000.01                       356      4
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Original Term to Maturity

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Original Term to Maturity          Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
120                                      1         $157,470.56           0.04%    34.93%    6.990%      633      90.00%        120
180                                     18        1,701,794.65           0.42     33.31     6.520       700      54.51         180
240                                     10        1,150,951.88           0.29     35.66     7.635       673      71.94         240
360                                  1,272      399,631,116.79          99.25     41.20     6.817       629      79.98         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Original Term to Maturity         Maturity    Age
-------------------------------   ---------   ----
120                                     114      6
180                                     178      2
240                                     237      3
360                                     357      3
-------------------------------   ---------   ----
Total:                                  356      3

Remaining Term to Maturity

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Remaining Term to Maturity         Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
111 - 115                                1         $157,470.56           0.04%    34.93%    6.990%      633      90.00%        120
171 - 175                                1           35,595.51           0.01     36.02     7.990       646      85.00         180
176 - 180                               17        1,666,199.14           0.41     33.25     6.489       701      53.86         180
231 - 235                                1           49,694.77           0.01     30.42     9.525       688      85.00         240
236 - 240                                9        1,101,257.11           0.27     35.90     7.550       673      71.35         240
351 - 355                               62       15,651,581.38           3.89     41.58     7.420       634      84.91         360
356 - 360                            1,210      383,979,535.41          95.37     41.19     6.792       629      79.78         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Remaining Term to Maturity        Maturity    Age
-------------------------------   ---------   ----
111 - 115                               114      6
171 - 175                               175      5
176 - 180                               178      2
231 - 235                               234      6
236 - 240                               237      3
351 - 355                               355      5
356 - 360                               358      2
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Credit Score

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Credit Score                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
751 - 800                               35      $10,037,767.70           2.49%    38.24%    6.476%      771      77.08%        347
701 - 750                              115       38,267,461.82           9.50     38.92     6.435       718      82.42         358
651 - 700                              304       91,359,153.08          22.69     40.47     6.549       672      82.41         359
601 - 650                              487      144,485,400.92          35.88     41.41     6.720       625      81.13         359
551 - 600                              262       80,646,482.12          20.03     41.60     7.058       580      75.97         359
501 - 550                               97       37,629,537.90           9.35     43.57     7.806       524      75.12         360
451 - 500                                1          215,530.34           0.05     27.20     7.650       488      90.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Credit Score                      Maturity    Age
-------------------------------   ---------   ----
751 - 800                               345      3
701 - 750                               355      3
651 - 700                               356      3
601 - 650                               357      3
551 - 600                               357      2
501 - 550                               358      2
451 - 500                               357      3
-------------------------------   ---------   ----
Total:                                  356      3

Credit Grade

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Credit Grade                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
AA+                                    707     $217,887,081.82          54.11%    40.59%    6.582%      642      80.77%        358
AA                                     154       49,800,847.97          12.37     41.39     6.836       600      77.72         360
A+                                     174       51,784,175.13          12.86     42.05     6.749       682      81.44         358
A                                      181       54,966,212.86          13.65     41.44     7.318       589      80.05         359
A-                                      14        3,674,050.17           0.91     42.37     7.342       603      80.10         360
B                                       56       20,681,432.66           5.14     43.08     7.772       568      71.87         360
C                                        9        1,750,016.70           0.43     40.27     8.048       577      66.86         360
C-                                       2          559,892.58           0.14     41.68     6.502       630      73.05         360
CC                                       2          773,370.24           0.19     38.75     9.290       575      74.75         360
NG                                       2          764,253.75           0.19     42.37     8.086       579      90.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Credit Grade                      Maturity    Age
-------------------------------   ---------   ----
AA+                                     356      2
AA                                      357      2
A+                                      355      3
A                                       356      3
A-                                      357      3
B                                       357      3
C                                       357      3
C-                                      355      5
CC                                      359      1
NG                                      359      1
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Property Type

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Property Type                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Single Family Residence                712     $276,701,468.47          68.72%    41.68%    6.772%      625      79.90%        359
Planned Unit Development               110       51,325,125.21          12.75     41.22     6.745       629      78.97         360
Manufactured Housing                   404       46,509,712.40          11.55     38.14     7.302       643      80.04         354
Two-to-Four Family                      41       15,807,522.73           3.93     39.53     6.454       661      80.69         359
Low Rise Condominium                    17        7,876,416.03           1.96     43.85     6.677       659      80.80         357
Condominium                             11        2,645,835.31           0.66     42.23     7.009       643      83.81         360
High Rise Condominium                    2          901,750.03           0.22     39.55     7.284       670      73.34         360
Modular                                  3          456,708.73           0.11     36.09     7.431       571      73.17         360
Townhouse                                1          416,794.97           0.10     37.91     5.950       676      80.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Property Type                     Maturity    Age
-------------------------------   ---------   ----
Single Family Residence                 357      3
Planned Unit Development                357      3
Manufactured Housing                    352      3
Two-to-Four Family                      357      2
Low Rise Condominium                    355      3
Condominium                             357      3
High Rise Condominium                   357      3
Modular                                 357      3
Townhouse                               357      3
-------------------------------   ---------   ----
Total:                                  356      3

Occupancy Status

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Occupancy Status                   Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Owner Occupied                       1,237     $382,644,810.39          95.03%    41.37%    6.811%      628      80.04%        359
Non-Owner Occupied                      35       11,023,430.53           2.74     35.69     7.352       682      77.62         353
Second Home                             29        8,973,092.96           2.23     38.55     6.473       656      74.74         358
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Occupancy Status                  Maturity    Age
-------------------------------   ---------   ----
Owner Occupied                          356      3
Non-Owner Occupied                      350      3
Second Home                             355      2
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Documentation

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Documentation                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Stated Income Documentation            449     $187,888,054.04          46.66%    40.93%    6.838%      630      78.63%        360
Full Documentation                     779      184,781,146.54          45.89     41.69     6.815       625      80.94         358
12 mos. Bank stmt                       37       14,447,692.78           3.59     38.69     6.600       638      80.10         358
No Documentation                        19        8,942,697.52           2.22      0.00     6.899       702      84.78         360
Limited Income                          14        5,965,780.01           1.48     40.15     6.620       633      77.18         360
6 Months Bank Statement                  3          615,962.99           0.15     14.86     7.420       623      74.85         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Documentation                     Maturity    Age
-------------------------------   ---------   ----
Stated Income Documentation             357      2
Full Documentation                      355      3
12 mos. Bank stmt                       355      3
No Documentation                        358      2
Limited Income                          358      2
6 Months Bank Statement                 356      4
-------------------------------   ---------   ----
Total:                                  356      3

Loan Purpose

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Loan Purpose                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Cash-Out Refinance                     821     $252,435,732.20          62.69%    40.70%    6.793%      619      78.63%        358
Purchase                               334      113,239,990.08          28.12     41.65     6.746       659      82.12         360
Rate-Term Refinance                    145       36,095,453.66           8.96     42.48     7.218       614      81.48         359
Construction Permit                      1          870,157.94           0.22     50.72     6.800       557      70.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Loan Purpose                      Maturity    Age
-------------------------------   ---------   ----
Cash-Out Refinance                      356      2
Purchase                                357      3
Rate-Term Refinance                     356      3
Construction Permit                     357      3
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Product Type

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Product Type                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
10 Year Fixed                            1         $157,470.56           0.04%    34.93%    6.990%      633      90.00%        120
15 Year Fixed                           17        1,253,436.44           0.31     28.68     6.957       671      68.98         180
20 Year Fixed                           10        1,150,951.88           0.29     35.66     7.635       673      71.94         240
2/13 ARM                                 1          448,358.21           0.11     46.26     5.300       781      14.06         180
2/28 ARM                               732      230,560,392.55          57.26     41.14     7.022       618      80.26         360
2/28 ARM with 5yr IO                   209       94,940,456.23          23.58     42.25     6.346       645      81.09         360
30 Year Fixed                          231       41,923,030.21          10.41     39.50     7.009       650      77.42         360
30 Year Fixed with 5yr IO                5        1,386,972.53           0.34     39.43     6.322       639      74.85         360
30 Year Fixed Rate Reduction             1          650,231.96           0.16     49.62     8.700       574      65.20         360
3/27 ARM                                58       17,488,751.87           4.34     39.38     6.691       630      76.70         360
3/27 ARM with 5yr IO                    21        9,304,852.04           2.31     41.19     5.940       662      79.79         360
5/25 ARM                                 7        1,189,935.95           0.30     46.08     7.176       597      86.64         360
5/25 ARM with 5yr IO                     6        1,696,970.01           0.42     42.57     6.266       674      83.07         360
6 Month ARM                              2          489,523.44           0.12     46.74     5.990       569      77.14         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Product Type                      Maturity    Age
-------------------------------   ---------   ----
10 Year Fixed                           114      6
15 Year Fixed                           177      3
20 Year Fixed                           237      3
2/13 ARM                                179      1
2/28 ARM                                357      3
2/28 ARM with 5yr IO                    357      3
30 Year Fixed                           357      3
30 Year Fixed with 5yr IO               358      2
30 Year Fixed Rate Reduction            358      2
3/27 ARM                                357      3
3/27 ARM with 5yr IO                    358      2
5/25 ARM                                357      3
5/25 ARM with 5yr IO                    357      3
6 Month ARM                             357      3
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Lien Position

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Lien Position                      Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1                                    1,282     $400,133,006.28          99.38%    41.16%    6.801%      630      79.88%        359
2                                       19        2,508,327.60           0.62     39.39     9.419       622      75.68         346
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Lien Position                     Maturity    Age
-------------------------------   ---------   ----
1                                       356      3
2                                       344      2
-------------------------------   ---------   ----
Total:                                  356      3

Prepayment Penalty Term

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Prepayment Penalty Term            Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
None                                   243      $83,574,864.77          20.76%    40.45%    6.987%      634      80.95%        359
6                                        5        2,770,525.03           0.69     43.12     6.999       655      78.79         360
12                                      53       24,104,349.39           5.99     42.44     6.939       642      79.00         360
24                                     650      224,306,124.01          55.71     41.69     6.733       624      80.15         360
36                                     177       42,565,793.89          10.57     40.37     6.690       641      75.59         356
42                                       1          279,115.11           0.07     46.23     7.499       639     100.00         360
48                                       8        1,134,733.96           0.28     40.01     7.077       642      83.02         352
60                                     164       23,905,827.72           5.94     38.42     7.091       635      81.36         355
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Prepayment Penalty Term           Maturity    Age
-------------------------------   ---------   ----
None                                    357      2
6                                       356      4
12                                      357      3
24                                      357      3
36                                      353      2
42                                      356      4
48                                      349      3
60                                      352      4
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation           Banc of America Securities [LOGO](TM)
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Geographic Distribution

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Geographic Distribution            Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
California                             423     $176,195,288.62          43.76%    42.16%    6.560%      630      78.97%        359
New York                                92       41,208,745.48          10.23     39.89     6.581       650      83.07         360
Massachussetts                          56       25,496,856.27           6.33     42.07     6.562       618      76.64         360
Florida                                 93       22,156,165.55           5.50     40.22     7.300       625      76.91         357
New Jersey                              37       18,078,003.26           4.49     41.89     7.111       627      79.67         360
Virginia                                59       17,358,050.81           4.31     41.28     7.133       618      79.91         357
Ohio                                    61        8,489,107.74           2.11     37.89     7.365       629      87.05         360
Nevada                                  20        8,184,893.14           2.03     39.87     6.746       635      80.14         360
Colorado                                27        6,378,008.52           1.58     39.40     6.846       637      80.70         355
Washington                              37        6,192,819.03           1.54     35.80     6.883       658      81.40         360
Texas                                   22        5,807,702.47           1.44     42.83     7.524       584      77.93         359
Maryland                                13        5,801,876.79           1.44     43.37     7.764       605      81.23         360
Michigan                                35        5,621,501.78           1.40     39.44     6.904       620      82.26         360
Arizona                                 29        4,825,788.92           1.20     39.91     7.239       617      82.08         360
North Carolina                          41        4,788,946.36           1.19     36.87     7.357       637      78.89         357
Pennsylvania                            23        4,518,460.87           1.12     37.22     7.143       613      81.01         347
Connecticut                             11        4,318,913.91           1.07     41.73     7.445       607      78.90         360
Georgia                                 27        4,178,835.87           1.04     40.31     7.425       648      79.63         360
Oregon                                  27        4,089,255.88           1.02     40.65     7.102       651      78.58         360
Minnesota                               15        3,658,549.14           0.91     44.06     7.397       615      80.90         360
New Hampshire                           10        3,028,615.05           0.75     39.57     6.467       625      79.36         360
Rhode Island                             6        2,923,141.83           0.73     45.12     6.541       628      80.54         360
Illinois                                 8        2,659,067.53           0.66     41.27     7.487       665      88.89         360
South Carolina                          13        1,599,585.49           0.40     40.75     8.700       590      81.52         344
Utah                                     4        1,477,240.95           0.37     36.82     6.763       621      81.67         360
Vermont                                  8        1,423,592.56           0.35     34.62     6.745       615      78.16         360
Indiana                                 13        1,411,595.99           0.35     36.88     7.573       671      85.45         360
Tennessee                               16        1,341,578.63           0.33     34.20     7.582       652      86.54         360
Delaware                                 6        1,235,057.08           0.31     39.34     7.862       681      84.92         360
Kentucky                                13        1,026,008.59           0.25     35.46     8.021       627      83.48         360
Maine                                    9        1,007,179.54           0.25     34.78     7.836       637      78.88         315
Louisiana                                7          915,472.80           0.23     36.22     8.096       611      88.31         360
Montana                                  8          905,726.19           0.22     36.60     7.707       645      79.79         347
Hawaii                                   1          690,471.77           0.17     49.76     6.400       601      80.00         360
Idaho                                    5          628,613.70           0.16     43.86     6.759       661      84.94         360
Wisconsin                                3          621,764.16           0.15     41.67     7.721       687      81.29         360
New Mexico                               2          518,539.79           0.13     40.35     6.393       634      86.46         360
Alabama                                  2          435,873.27           0.11     47.99     5.935       563      88.07         360
Oklahoma                                 7          416,570.54           0.10     40.14     7.469       622      78.41         307
Mississippi                              2          260,041.50           0.06     38.51     7.749       607      95.12         360
Arkansas                                 3          201,181.48           0.05     31.70     8.047       644      90.95         360
Wyoming                                  2          184,387.62           0.05     38.83     6.769       627      80.23         360
Missouri                                 3          182,011.32           0.05     44.09     7.019       671      76.68         360
Iowa                                     1          115,434.65           0.03     47.27     7.700       594      85.00         360
Kansas                                   1           84,811.44           0.02     19.57     7.550       668      86.73         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Geographic Distribution           Maturity    Age
-------------------------------   ---------   ----
California                              356      3
New York                                358      2
Massachussetts                          358      2
Florida                                 355      3
New Jersey                              358      2
Virginia                                355      2
Ohio                                    357      3
Nevada                                  357      3
Colorado                                352      3
Washington                              357      3
Texas                                   356      2
Maryland                                358      2
Michigan                                357      3
Arizona                                 357      3
North Carolina                          355      2
Pennsylvania                            345      3
Connecticut                             357      3
Georgia                                 357      3
Oregon                                  357      3
Minnesota                               357      3
New Hampshire                           358      2
Rhode Island                            358      2
Illinois                                358      2
South Carolina                          341      3
Utah                                    357      3
Vermont                                 358      2
Indiana                                 356      4
Tennessee                               356      4
Delaware                                357      3
Kentucky                                357      3
Maine                                   312      3
Louisiana                               358      2
Montana                                 344      3
Hawaii                                  357      3
Idaho                                   357      3
Wisconsin                               357      3
New Mexico                              357      3
Alabama                                 357      3
Oklahoma                                304      3
Mississippi                             355      5
Arkansas                                358      2
Wyoming                                 357      3
Missouri                                357      3
Iowa                                    358      2
Kansas                                  357      3
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Range of Gross Margins - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Gross Margin                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
2.501 - 3.000                            1         $518,741.22           0.15%    43.24%    5.652%      593      57.14%        360
3.001 - 3.500                           31       11,231,732.77           3.15     39.82     5.525       680      69.46         353
3.501 - 4.000                           83       34,067,560.76           9.57     39.74     5.779       655      77.70         360
4.001 - 4.500                          158       54,272,314.62          15.24     41.57     6.158       647      79.76         360
4.501 - 5.000                          233       81,424,685.04          22.86     40.90     6.435       633      81.27         360
5.001 - 5.500                          217       69,282,016.97          19.45     42.00     6.923       628      80.85         360
5.501 - 6.000                          143       46,130,603.75          12.95     41.75     7.296       611      81.18         360
6.001 - 6.500                          102       34,905,223.41           9.80     42.70     7.834       598      81.28         360
6.501 - 7.000                           38       14,750,308.77           4.14     41.62     8.375       577      81.81         360
7.001 - 7.500                           14        4,607,691.57           1.29     40.77     8.639       572      80.03         360
7.501 - 8.000                           13        4,583,478.03           1.29     43.11     9.132       550      83.84         360
8.001 - 8.500                            2          210,200.81           0.06     22.52    10.188       540      80.00         360
8.501 - 9.000                            1          134,682.58           0.04     33.75     9.790       614     100.00         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,036     $356,119,240.30         100.00%    41.40%    6.791%      627      80.24%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Gross Margin                      Maturity    Age
-------------------------------   ---------   ----
2.501 - 3.000                           357      3
3.001 - 3.500                           351      2
3.501 - 4.000                           358      2
4.001 - 4.500                           358      2
4.501 - 5.000                           358      2
5.001 - 5.500                           357      3
5.501 - 6.000                           357      3
6.001 - 6.500                           357      3
6.501 - 7.000                           357      3
7.001 - 7.500                           357      3
7.501 - 8.000                           357      3
8.001 - 8.500                           358      2
8.501 - 9.000                           355      5
-------------------------------   ---------   ----
Total:                                  357      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Initial Periodic Rate Cap - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Initial Cap                        Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1.000                                    5       $1,478,427.89           0.42%    45.85%    7.030%      574      81.01%        360
1.500                                  250       86,677,542.71          24.34     41.92     6.997       644      81.51         360
2.000                                    1          573,189.47           0.16     35.78     7.250       569      69.70         360
3.000                                  780      267,390,080.23          75.08     41.21     6.721       622      79.85         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,036     $356,119,240.30         100.00%    41.40%    6.791%      627      80.24%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Initial Cap                       Maturity    Age
-------------------------------   ---------   ----
1.000                                   357      3
1.500                                   357      3
2.000                                   356      4
3.000                                   357      2
-------------------------------   ---------   ----
Total:                                  357      3

Periodic Rate Cap - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Periodic Cap                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
1.000                                  778     $265,349,143.83          74.51%    41.12%    6.719%      622      79.78%        360
1.500                                  258       90,770,096.47          25.49     42.21     7.000       642      81.60         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,036     $356,119,240.30         100.00%    41.40%    6.791%      627      80.24%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Periodic Cap                      Maturity    Age
-------------------------------   ---------   ----
1.000                                   357      2
1.500                                   357      3
-------------------------------   ---------   ----
Total:                                  357      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Range of Maximum Interest Rates - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Maximum Rate                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
10.501 - 11.000                         12       $5,524,067.62           1.55%    38.91%    4.939%      642      68.96%        360
11.001 - 11.500                         41       18,732,881.89           5.26     39.92     5.328       658      76.53         356
11.501 - 12.000                        125       51,763,904.34          14.54     42.60     5.832       641      79.46         360
12.001 - 12.500                        141       59,090,366.57          16.59     39.48     6.281       633      80.62         360
12.501 - 13.000                        165       59,243,739.55          16.64     41.25     6.630       631      81.02         360
13.001 - 13.500                        149       43,577,280.55          12.24     42.09     6.971       629      81.34         360
13.501 - 14.000                        174       50,940,705.11          14.30     42.99     7.332       630      80.48         360
14.001 - 14.500                        103       31,291,054.34           8.79     42.72     7.744       611      79.25         360
14.501 - 15.000                         82       22,386,713.59           6.29     38.94     8.200       592      83.62         360
15.001 - 15.500                         27        8,647,680.14           2.43     42.30     8.829       564      79.28         360
15.501 - 16.000                          9        2,870,299.01           0.81     39.86     9.129       559      80.50         360
16.001 - 16.500                          6        1,793,628.85           0.50     43.95     9.549       573      82.81         360
16.501 - 17.000                          2          256,918.74           0.07     26.18     9.889       584      90.48         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,036     $356,119,240.30         100.00%    41.40%    6.791%      627      80.24%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Maximum Rate                      Maturity    Age
-------------------------------   ---------   ----
10.501 - 11.000                         357      3
11.001 - 11.500                         353      2
11.501 - 12.000                         358      2
12.001 - 12.500                         358      2
12.501 - 13.000                         358      2
13.001 - 13.500                         357      3
13.501 - 14.000                         357      3
14.001 - 14.500                         357      3
14.501 - 15.000                         357      3
15.001 - 15.500                         357      3
15.501 - 16.000                         357      3
16.001 - 16.500                         358      2
16.501 - 17.000                         356      4
-------------------------------   ---------   ----
Total:                                  357      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Range of Minimum Interest Rates- (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Minimum Rate                       Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
4.501 - 5.000                           13       $5,924,067.62           1.66%    39.93%    4.934%      643      69.71%        360
5.001 - 5.500                           48       21,163,516.37           5.94     40.69     5.338       657      77.12         356
5.501 - 6.000                          154       62,234,158.12          17.48     42.44     5.857       645      79.49         360
6.001 - 6.500                          176       72,556,461.67          20.37     40.11     6.334       638      81.13         360
6.501 - 7.000                          202       73,653,184.40          20.68     41.90     6.816       632      80.52         360
7.001 - 7.500                          155       45,050,312.09          12.65     41.41     7.320       622      80.56         360
7.501 - 8.000                          152       40,306,206.98          11.32     41.05     7.814       613      82.78         360
8.001 - 8.500                           67       17,106,554.91           4.80     43.89     8.270       582      78.99         360
8.501 - 9.000                           45       10,137,031.84           2.85     39.23     8.761       558      81.62         360
9.001 - 9.500                           17        6,270,233.08           1.76     42.80     9.226       552      77.57         360
9.501 - 10.000                           4        1,164,300.17           0.33     40.90     9.876       523      82.31         360
10.001 - 10.500                          3          553,213.05           0.16     40.38    10.146       558      73.20         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,036     $356,119,240.30         100.00%    41.40%    6.791%      627      80.24%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Minimum Rate                      Maturity    Age
-------------------------------   ---------   ----
4.501 - 5.000                           357      3
5.001 - 5.500                           354      3
5.501 - 6.000                           358      2
6.001 - 6.500                           358      2
6.501 - 7.000                           358      2
7.001 - 7.500                           357      3
7.501 - 8.000                           357      3
8.001 - 8.500                           357      3
8.501 - 9.000                           358      2
9.001 - 9.500                           358      2
9.501 - 10.000                          358      2
10.001 - 10.500                         359      1
-------------------------------   ---------   ----
Total:                                  357      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Next Interest Adjustment Date - (Adjustable Loans Only)

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
Next Rate Adjustment Date          Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
May 1, 2005                              2         $489,523.44           0.14%    46.74%    5.990%      569      77.14%        360
June 1, 2006                             2          451,512.60           0.13     42.94     5.501       703      83.17         360
July 1, 2006                             1          358,146.53           0.10     48.02     7.750       522      84.71         360
August 1, 2006                           7        1,529,203.12           0.43     43.83     7.803       664      88.58         360
September 1, 2006                       23        8,818,535.28           2.48     42.70     7.493       623      83.56         360
October 1, 2006                         99       28,023,430.49           7.87     42.18     6.835       633      80.93         360
November 1, 2006                       408      131,884,267.10          37.03     41.55     6.797       637      80.61         360
December 1, 2006                       310      113,505,199.46          31.87     41.32     6.757       616      80.54         360
January 1, 2007                         92       41,378,912.41          11.62     40.79     6.903       615      78.03         358
September 1, 2007                        2          577,269.14           0.16     48.99     7.575       560      76.63         360
October 1, 2007                          9        2,983,844.80           0.84     37.17     6.991       611      74.14         360
November 1, 2007                        29        8,278,084.99           2.32     39.73     6.305       653      78.45         360
December 1, 2007                        25        9,896,027.99           2.78     41.18     6.213       645      77.45         360
January 1, 2008                         14        5,058,376.99           1.42     38.98     6.599       642      79.57         360
October 1, 2009                          2          311,378.12           0.09     44.91     7.604       577      90.00         360
November 1, 2009                        11        2,575,527.84           0.72     43.91     6.524       650      83.88         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,036     $356,119,240.30         100.00%    41.40%    6.791%      627      80.24%        360

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
Next Rate Adjustment Date         Maturity    Age
-------------------------------   ---------   ----
May 1, 2005                             357      3
June 1, 2006                            352      8
July 1, 2006                            353      7
August 1, 2006                          354      6
September 1, 2006                       355      5
October 1, 2006                         356      4
November 1, 2006                        357      3
December 1, 2006                        358      2
January 1, 2007                         357      1
September 1, 2007                       355      5
October 1, 2007                         356      4
November 1, 2007                        357      3
December 1, 2007                        358      2
January 1, 2008                         359      1
October 1, 2009                         356      4
November 1, 2009                        357      3
-------------------------------   ---------   ----
Total:                                  357      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-HE1
GROUP III LOANS

Debt to Income

                                   Number                          Percent                                      W.A.        W.A.
                                     of          Aggregate         of Loans                 W.A.      W.A.    Combined    Original
                                  Mortgage       Principal       by Principal     W.A.     Gross     Credit   Original    Term to
DTI                                Loans          Balance          Balance        DTI      Coupon    Score      LTV       Maturity
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
0.00 - 4.99                             23       $9,955,673.51           2.47%     2.06%    6.910%      690      84.36%        360
5.00 - 9.99                              7        1,621,542.04           0.40      8.95     6.920       617      82.38         360
10.00 - 14.99                           11        2,158,451.58           0.54     13.44     7.136       635      79.63         352
15.00 - 19.99                           31        6,033,806.89           1.50     17.64     6.707       652      80.14         351
20.00 - 24.99                           60       11,031,790.59           2.74     23.03     6.901       629      80.91         356
25.00 - 29.99                           79       18,383,126.12           4.57     27.62     7.032       643      81.18         358
30.00 - 34.99                          155       42,691,940.77          10.60     32.56     6.637       641      80.78         358
35.00 - 39.99                          208       65,066,675.26          16.16     37.66     6.803       632      79.35         359
40.00 - 44.99                          324      105,359,820.49          26.17     42.84     6.899       633      79.28         360
45.00 - 49.99                          288       98,374,561.93          24.43     47.77     6.755       619      80.74         359
50.00 - 54.99                          100       35,423,889.24           8.80     52.38     6.823       608      77.70         360
55.00 >=                                15        6,540,055.46           1.62     56.94     6.838       606      73.06         360
-------------------------------   --------   -----------------   ------------    ------    ------    ------   --------    --------
Total:                               1,301     $402,641,333.88         100.00%    41.15%    6.818%      630      79.85%        359

                                    W.A.
                                  Remaining   W.A.
                                   Term to    Loan
DTI                               Maturity    Age
-------------------------------   ---------   ----
0.00 - 4.99                             358      2
5.00 - 9.99                             358      2
10.00 - 14.99                           350      3
15.00 - 19.99                           348      3
20.00 - 24.99                           354      2
25.00 - 29.99                           356      2
30.00 - 34.99                           355      3
35.00 - 39.99                           357      2
40.00 - 44.99                           357      3
45.00 - 49.99                           356      3
50.00 - 54.99                           357      3
55.00 >=                                358      2
-------------------------------   ---------   ----
Total:                                  356      3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Unde rwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed he rein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.